Exhibit 10.1

                                                              [EXECUTION COPY]


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             _____________________________________________________

                                 $175,000,000
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                               November 14, 2003
             ____________________________________________________


                               ANNTAYLOR, INC.,
                                 ANNCO, INC.,
                     ANNTAYLOR DISTRIBUTION SERVICES, INC.
                                      and
                            ANNTAYLOR RETAIL, INC.,
                               as the Borrowers,


                            BANK OF AMERICA, N.A.,
               as Administrative Agent and as Collateral Agent,

                             JPMORGAN CHASE BANK.,
                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Syndication Agents

                              FLEET RETAIL GROUP,
                     THE CIT GROUP/BUSINESS CREDIT, INC.,
                            as Documentation Agents

                                      and

                   THE FINANCIAL INSTITUTIONS NAMED HEREIN,
                                  as Lenders



                        BANC OF AMERICA SECURITIES LLC,
                               as Lead Arranger

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

                                                 TABLE OF CONTENTS

                                                                                                               Page

ARTICLE 1         LOANS AND LETTERS OF CREDIT....................................................................1

         1.1      Total Facility.................................................................................1
         1.2      Revolving Loans................................................................................2
         1.3      [Intentionally omitted.].......................................................................5
         1.4      Letters of Credit..............................................................................5
         1.5      Bank Products..................................................................................8
         1.6      Increase in Commitments........................................................................8

ARTICLE 2         INTEREST AND FEES.............................................................................10

         2.1      Interest......................................................................................10
         2.2      Continuation and Conversion Elections.........................................................10
         2.3      Maximum Interest Rate.........................................................................11
         2.4      Closing Fee...................................................................................12
         2.5      Unused Line Fee...............................................................................12
         2.6      Letter of Credit Fee..........................................................................12

ARTICLE 3         PAYMENTS AND PREPAYMENTS......................................................................13

         3.1      Revolving Loans...............................................................................13
         3.2      Termination of Facility.......................................................................13
         3.3      [Intentionally omitted.] .....................................................................13
         3.4      [Intentionally omitted.] .....................................................................13
         3.5      [Intentionally omitted.]......................................................................13
         3.6      Payments by the Borrowers.....................................................................13
         3.7      Payments as Revolving Loans...................................................................14
         3.8      Apportionment, Application and Reversal of Payments...........................................14
         3.9      Indemnity for Returned Payments...............................................................15
         3.10     Agent's and Lenders' Books and Records; Monthly Statements....................................15

ARTICLE 4         TAXES, YIELD PROTECTION AND ILLEGALITY........................................................16

         4.1      Taxes.........................................................................................16
         4.2      Illegality....................................................................................17
         4.3      Increased Costs and Reduction of Return.......................................................18
         4.4      Funding Losses................................................................................18
         4.5      Inability to Determine Rates..................................................................19
         4.6      Certificates of Agent.........................................................................19
         4.7      Survival......................................................................................19
         4.8      Replacement of Lenders........................................................................19

ARTICLE 5         BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.............................................20

         5.1      Books and Records.............................................................................20
         5.2      Financial Information.........................................................................20
         5.3      Notices to the Lenders........................................................................23

ARTICLE 6         GENERAL WARRANTIES AND REPRESENTATIONS........................................................25

         6.1      Authorization, Validity, and Enforceability of this Agreement and the Loan Documents..........25
         6.2      Validity and Priority of Security Interest....................................................26
         6.3      Organization and Qualification................................................................26
         6.4      Corporate Name; Prior Transactions............................................................26
         6.5      Subsidiaries and Affiliates...................................................................26
         6.6      Financial Statements and Projections..........................................................27
         6.7      Capitalization................................................................................27
         6.8      Solvency......................................................................................27
         6.9      Debt27
         6.10     Distributions.................................................................................27
         6.11     Real Estate; Store Locations..................................................................27
         6.12     [Intentionally Omitted].......................................................................28
         6.13     Trade Names...................................................................................28
         6.14     Litigation....................................................................................28
         6.15     Labor Disputes................................................................................28
         6.16     Environmental Laws............................................................................28
         6.17     No Violation of Law...........................................................................29
         6.18     No Default....................................................................................29
         6.19     ERISA Compliance..............................................................................30
         6.20     Taxes.........................................................................................30
         6.21     Regulated Entities............................................................................30
         6.22     Use of Proceeds; Margin Regulations...........................................................31
         6.23     Copyrights, Patents, Trademarks and Licenses, etc.............................................31
         6.24     No Material Adverse Effect....................................................................31
         6.25     Full Disclosure...............................................................................31
         6.26     Material Agreements...........................................................................31
         6.27     Bank Accounts.................................................................................31
         6.28     Governmental Authorization....................................................................32
         6.29     Tax Shelter Regulations.......................................................................32

ARTICLE 7         AFFIRMATIVE AND NEGATIVE COVENANTS............................................................32

         7.1      Taxes and Other Obligations...................................................................32
         7.2      Legal Existence and Good Standing.............................................................32
         7.3      Compliance with Law and Agreements; Maintenance of Licenses...................................32
         7.4      Maintenance of Property; Appraisals and Inspection of Property................................33
         7.5      Insurance.....................................................................................33
         7.6      Insurance and Condemnation Proceeds...........................................................34
         7.7      Environmental Laws............................................................................35
         7.8      Compliance with ERISA.........................................................................36
         7.9      Debt36
         7.10     Sales of Assets; Liens........................................................................37
         7.11     Investments...................................................................................39
         7.12     Accommodation Obligations.....................................................................41
         7.13     Restricted Payments...........................................................................42
         7.14     Conduct of Business...........................................................................42
         7.15     Transactions with Affiliates..................................................................42
         7.16     Restriction on Fundamental Changes............................................................43
         7.17     ERISA.........................................................................................43
         7.18     Sales and Leasebacks..........................................................................44
         7.19     Convertible Debentures and other Debt.........................................................44
         7.20     Margin Regulations............................................................................44
         7.21     Change of Fiscal Year.........................................................................44
         7.22     Subsidiaries..................................................................................45
         7.23     Consignment of Title Documents................................................................45
         7.24     Fixed Charge Coverage Ratio...................................................................45
         7.25     [Intentionally Omitted].......................................................................45
         7.26     Further Assurances............................................................................45
         7.27     Pledge of After-Acquired Property; Additional Borrowers.......................................45
         7.28     Cash Collateral and Deposit Accounts..........................................................47

ARTICLE 8         CONDITIONS OF LENDING.........................................................................48

         8.1      Conditions Precedent to Making of Loans on the Effective Date.................................48
         8.2      Conditions Precedent to Each Loan.............................................................49

ARTICLE 9         DEFAULT; REMEDIES.............................................................................50

         9.1      Events of Default.............................................................................50
         9.2      Remedies......................................................................................52

ARTICLE 10        TERM AND TERMINATION..........................................................................54

         10.1     Term and Termination..........................................................................54

ARTICLE 11        AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS..................................54

         11.1     Amendments and Waivers........................................................................54
         11.2     Assignments; Participations...................................................................55

ARTICLE 12        THE AGENT.....................................................................................58

         12.1     Appointment and Authorization.................................................................58
         12.2     Delegation of Duties..........................................................................58
         12.3     Liability of Agent............................................................................58
         12.4     Reliance by Agent.............................................................................59
         12.5     Notice of Default.............................................................................59
         12.6     Credit Decision...............................................................................59
         12.7     Indemnification...............................................................................60
         12.8     Agent in Individual Capacity..................................................................60
         12.9     Successor Agent...............................................................................60
         12.10    Withholding Tax...............................................................................61
         12.11    Collateral Matters............................................................................62
         12.12    Restrictions on Actions by Lenders; Sharing of Payments.......................................63
         12.13    Agency for Perfection.........................................................................64
         12.14    Payments by Agent to Lenders..................................................................64
         12.15    Settlement....................................................................................64
         12.16    Letters of Credit; Intra-Lender Issues........................................................67
         12.17    Concerning the Collateral and the Related Loan Documents......................................69
         12.18    Field Audit and Examination Reports; Disclaimer by Lenders....................................69
         12.19    Relation Among Lenders........................................................................70
         12.20    Co-Agents.....................................................................................70

ARTICLE 13        GUARANTEES....................................................................................70

         13.1     Guaranty......................................................................................70
         13.2     Contribution..................................................................................71
         13.3     Waivers; Other Agreements.....................................................................72
         13.4     Guarantee Absolute and Unconditional..........................................................75
         13.5     Reinstatement.................................................................................76
         13.6     Payment.......................................................................................76

ARTICLE 14        MISCELLANEOUS.................................................................................77

         14.1     No Waivers; Cumulative Remedies...............................................................77
         14.2     Severability..................................................................................77
         14.3     Governing Law; Choice of Forum; Service of Process............................................77
         14.4     WAIVER OF JURY TRIAL..........................................................................78
         14.5     Survival of Representations and Warranties....................................................78
         14.6     Other Security and Guaranties.................................................................79
         14.7     Fees and Expenses.............................................................................79
         14.8     Notices.......................................................................................79
         14.9     Waiver of Notices.............................................................................81
         14.10    Binding Effect................................................................................81
         14.11    Indemnity of the Agent and the Lenders by the Borrowers.......................................81
         14.12    Limitation of Liability.......................................................................82
         14.13    Final Agreement...............................................................................82
         14.14    Counterparts..................................................................................82
         14.15    Captions......................................................................................82
         14.16    Right of Setoff...............................................................................82
         14.17    Confidentiality...............................................................................83
         14.18    Conflicts with Other Loan Documents...........................................................84

ARTICLE 15        AMENDMENT AND RESTATEMENT.....................................................................84

         15.1     Amendment and Restatement.....................................................................84
         15.2     Assignment and Acceptance.....................................................................84


                        ANNEXES, EXHIBITS AND SCHEDULES



ANNEX A     - DEFINITIONS

EXHIBIT A   - FORM OF COMPLIANCE CERTIFICATE
EXHIBIT B   - FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C   - FINANCIAL STATEMENTS
EXHIBIT D   - FORM OF NOTICE OF BORROWING
EXHIBIT E   - FORM OF NOTICE OF CONTINUATION/CONVERSION
EXHIBIT F   - FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT G   - FORM OF SECURITY AGREEMENT
EXHIBIT H   - FORM OF PARENT GUARANTY


SCHEDULE 1.1   -   COMMITMENTS
SCHEDULE 1.4   -   EXISTING LETTERS OF CREDIT
SCHEDULE 6.5   -   SUBSIDIARIES AND AFFILIATES
SCHEDULE 6.7   -   SUBSIDIARY CAPITALIZATION
SCHEDULE 6.9   -   DEBT
SCHEDULE 6.10  -   DISTRIBUTIONS
SCHEDULE 6.11  -   REAL ESTATE
SCHEDULE 6.13  -   TRADE NAMES
SCHEDULE 6.14  -   LITIGATION
SCHEDULE 6.16  -   ENVIRONMENTAL LAW
SCHEDULE 6.19  -   ERISA COMPLIANCE
SCHEDULE 6.27  -   BANK ACCOUNTS
SCHEDULE 7.10(b) - PERMITTED EXISTING LIENS
SCHEDULE 7.11   -  INVESTMENTS

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 14, 2003 (this "Agreement"), is made by and among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders (in such capacities, the "Agent"), JPMORGAN CHASE BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agents, FLEET RETAIL GROUP and THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agents, ANNTAYLOR, INC., a Delaware corporation ("ATI"), ANNCO, INC., a Delaware corporation ("ANNCO"), ANNTAYLOR DISTRIBUTION SERVICES, INC., a Delaware corporation ("AT Distribution"), and ANNTAYLOR RETAIL, INC., a Delaware corporation ("AT Retail"; ATI, ANNCO, AT Distribution and AT Retail may be referred to individually herein as a "Borrower" or collectively as the "Borrowers").

                             W I T N E S S E T H:

         WHEREAS, ATI, the lenders referred to therein, the syndication agents named therein, the issuing banks named therein and the administrative agent named therein have entered into that certain Original Credit Agreement (as defined in Annex A hereto);

         WHEREAS, ATI has requested that the Lenders continue to make available to it a revolving line of credit for loans and letters of credit in an amount not to exceed $175,000,000 and add ANNCO, AT Distribution and AT Retail as Borrowers thereunder by amending the terms of the Original Credit Agreement, and restating such terms in their entirety, as set forth herein;

         WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement and the other Loan Documents, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference; and

         WHEREAS, the Lenders have agreed to continue to make available to the Borrowers a revolving credit facility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent and the Borrowers hereby agree that the Original Credit Agreement is hereby amended and restated in its entirety, effective as of the Effective Date, as follows.

                                   ARTICLE 1
                          LOANS AND LETTERS OF CREDIT

         1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility (the "Total Facility") of up to $175,000,000, or such greater amount as may be established pursuant to Section 1.6 (the "Total Facility Amount"), to the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit.

         1.2 Revolving Loans.

               (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8, each Lender severally, but not jointly, agrees, upon any Borrower's request from time to time on any Business Day during the period from the Effective Date to the Termination Date, to make revolving loans (the "Revolving Loans") to such Borrower in amounts not to exceed such Lender's Pro Rata Share of Availability, except for Non-Ratable Loans and Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If any Borrowing would exceed Availability, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(i). If there occurs any change in how (i) trade-payables, inventory purchases or other obligations (other than the Obligations hereunder) of the Borrowers are incurred or (ii) any Borrower's business is conducted that, in either case, results in any material increase in trade-payables, inventory purchases or other obligations (other than the Obligations hereunder) of any Borrower other than ATI, the Agent may require the Borrowers to, and the Borrowers agree to, amend this Agreement to reflect a multiple borrowing base structure for the Credit Extensions provided hereunder.

               (b) Procedure for Borrowing.

                   (i) Each Borrowing shall be made upon a Borrower's irrevocable written notice delivered to the Agent in the form of a notice of borrowing ("Notice of Borrowing"), which must be received by the Agent prior to
(i) 11:00 a.m. (New York City time) three Business Days prior to the requested Funding Date, in the case of LIBOR Loans and (ii) 11:00 a.m. (New York City time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

                   (A) the amount of the Borrowing, which in the case of a LIBOR Loan must equal or exceed $1,000,000 (and increments of $1,000,000 in excess of such amount);

                   (B) the requested Funding Date, which must be a Business
         Day;

                   (C) whether the Revolving Loans requested are to be Base Rate Loans or LIBOR Loans (and if not specified, it shall be deemed a request for a Base Rate Loan); and

                   (D) the duration of the Interest Period for LIBOR Loans (and if not specified, it shall be deemed a request for an Interest Period of one month);

provided, however, that with respect to the Borrowing to be made on the Effective Date, such Borrowings will consist of Base Rate Loans only.

                   (ii) In lieu of delivering a Notice of Borrowing, any Borrower may give the Agent telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.

               (c) Reliance upon Authority. Prior to the Effective Date, each Borrower shall deliver to the Agent, a notice setting forth the account of such Borrower ("Designated Account") to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder. Any Borrower may designate a replacement account from time to time by written notice from a Responsible Officer. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent is entitled to rely conclusively on any person's request for Revolving Loans on behalf of such Borrower, so long as the proceeds thereof are to be transferred to the Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by such Borrower to make such requests on its behalf.

               (d) No Liability. The Agent shall not incur any liability to any Borrower as a result of acting upon any notice referred to in Sections 1.2(b) and (c), which the Agent believes in good faith to have been given by an officer or other person duly authorized by such Borrower to request Revolving Loans on its behalf. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of such Borrower to repay such Revolving Loans as provided herein.

               (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 1.2(b) shall be irrevocable. The applicable Borrower shall be bound to borrow the funds requested therein in accordance therewith.

               (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of Section 1.2(g) or the terms of Section 1.2(h) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to Section 1.2(h), the terms of Section 1.2(g) shall apply to the requested Borrowing.

               (g) Making of Revolving Loans. If Agent elects to have the terms of this Section 1.2(g) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 12:00 noon (New York City time) on the applicable Funding Date. After the Agent's receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the applicable Borrower on the applicable Funding Date by transferring same day funds to the Designated Account; provided, however, that the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

               (h) Making of Non-Ratable Loans.

                   (i) If Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(h) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the applicable Borrower on the applicable Funding Date by transferring same day funds to such Borrower's Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section is herein referred to as a "Non-Ratable Loan", and such Revolving Loans are collectively referred to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $20,000,000. The Agent shall not request the Bank to make any Non-Ratable Loan if (A) the Agent has received written notice from any Borrower or any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed Availability on that Funding Date.

                   (ii) The Non-Ratable Loans shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Loans and Obligations hereunder.

               (i) Agent Advances.

                   (i) Subject to the limitations set forth below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion after notice to and consultation with ATI, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in Article 8 have not been satisfied, to make Base Rate Loans to one or more of the Borrowers on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof,
(2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations (including to provide cash collateral for outstanding Letters of Credit to the extent not otherwise funded by the Borrowers in accordance with Section 1.4(b) or (g)), or (3) to pay any other amount chargeable to any Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 14.7 (any of such advances are herein referred to as "Agent Advances"); provided, that (A) at no time shall the aggregate amount of Agent Advances exceed 10% of the Borrowing Base on the date any Agent Advance is made, (B) at no time shall the aggregate amount of Agent Advances plus Aggregate Outstandings exceed the Total Facility Amount, and (C) the Required Lenders may at any time revoke the Agent's authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof.

                   (ii) As of the date of any Agent Advance made hereunder, the Agent shall have made arrangements with the Borrowers intended to eliminate or repay such Agent Advance within a reasonable time thereafter but in no event later than sixty (60) days following the date such Agent Advance is made.

                   (iii) The Agent Advances shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Loans and Obligations hereunder.

         1.3 [Intentionally omitted.]

         1.4 Letters of Credit.

               (a) Agreement to Issue or Cause To Issue. Subject to the terms and conditions of this Agreement and the applicable Issuing Bank Agreement, upon request of any Borrower a Letter of Credit Issuer will issue for the account of any Borrower one or more Letters of Credit.

               (b) Amounts; Outside Expiration Date; Automatic Renewal. No Letter of Credit Issuer shall have any obligation to issue any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from such Borrower in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than four (4) Business Days prior to the Stated
Termination Date or more than 12 months from the date of issuance for standby letters of credit and 180 days (subject to extension for a maximum period of sixty (60) days) for documentary letters of credit. If Letter of Credit Outstandings at any time exceed the lesser of the Borrowing Base or the Letter of Credit Subfacility, the Borrowers shall immediately provide cash collateral to the Agent in the amount of such excess to be held by the Agent until such time that no such excess amount exists.

         The Letter of Credit Issuers and the Lenders agree that, while a Standby Letter of Credit is outstanding and prior to the Termination Date, at the option of the applicable Borrower and upon the written request of the applicable Borrower received by the applicable Letter of Credit Issuer at least five (5) days (or such shorter time as such Letter of Credit Issuer may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, such Letter of Credit Issuer shall be entitled to authorize the automatic renewal of any Standby Letter of Credit issued by it so long as, immediately after the renewal thereof, the aggregate amount of Letter of Credit Outstandings does not exceed the Letter of Credit Subfacility and Aggregate Outstandings do not exceed the lesser of the Total Facility Amount or the Borrowing Base. Each such request for renewal of a Letter of Credit shall specify in form and detail satisfactory to the applicable Letter of Credit Issuer (i) the Letter of Credit to be renewed, (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day),
(iii) the revised expiry date of the Letter of Credit, and (iv) such other matters as such Letter of Credit Issuer may require. No Letter of Credit Issuer shall so renew any Letter of Credit if (A) such Letter of Credit Issuer has actual knowledge that it would have no obligation at such time to issue or amend a Letter of Credit under the terms of Section 1.4(b) or (c) or Section 8.2, or
(B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit.

               (c) Other Conditions. In addition to conditions precedent contained in Article 8, the obligation of the Agent to cause to be issued or of the Letter of Credit Issuers to issue any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Letter of Credit Issuers and the Agent:

                   (i) The applicable Borrower shall have delivered to the applicable Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance reasonably satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and such Letter of Credit Issuer; and

                   (ii) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

               (d) Issuance of Letters of Credit.

                   (i) Request for Issuance. The Borrower for whose account the Letter of Credit is to be issued must notify the Agent and the applicable Letter of Credit Issuer of a requested Letter of Credit on the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. In the case of Standby Letters of Credit, the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder shall be delivered to the applicable Letter of Credit Issuer on the date of such request. Such notice shall comply with any additional requirements as are set forth in the relevant Issuing Bank Agreement or as the relevant Letter of Credit Issuer may require. Such Borrower shall attach to such notice the proposed form of the Letter of Credit .

                  (ii) Responsibilities of the Borrowers; Issuance. As of the requested issuance date of the Letter of Credit, the requesting Borrower shall determine the amount of the Unused Letter of Credit Subfacility and Availability of such Borrower and that all conditions to the obligation of any Letter of Credit Issuer to issue a Letter of Credit under Sections 1.4(b) and (c) and
Section 8.2 have been satisfied. If (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the requesting Borrower in connection with the opening thereof would not exceed Availability, such Borrower may apply to the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof and under the applicable Issuing Bank Agreement are met.

               (e) Payments Pursuant to Letters of Credit. Each Borrower agrees to reimburse immediately the applicable Letter of Credit Issuer for any draw under any Letter of Credit issued for the account of such Borrower and to pay the applicable Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which such Borrower may have at any time against such Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by such Borrower to the Agent for a Borrowing of a Base Rate Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

               (f) Indemnification; Exoneration; Power of Attorney.

                   (i) Indemnification. In addition to amounts payable as elsewhere provided in this Section 1.4, each Borrower agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent (other than a Lender in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit for the account of such Borrower, except to the extent it is determined in a final, non-appealable judgment of a court of competent jurisdiction that such amounts arose as a direct result of the gross negligence or willful misconduct of the Agent or such Lender. The Borrowers' obligations under this Section shall survive payment of all other Obligations.

                   (ii) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders, and the Agent, each Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders (other than a Lender in its capacity as Letter of Credit Issuer) and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) a Letter of Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 1.4(f).

                   (iii) Exoneration. Without limiting the foregoing, no action or omission whatsoever by Agent or any Lender (excluding any Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of Agent or any such Lender to any Borrower as of the result of or in connection with the issuance of any Letter of Credit, or relieve any Borrower of any of its obligations hereunder to any such Person under any Letter of Credit.

                   (iv) Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit or increase any Borrower's rights, if any, with respect to a Letter of Credit Issuer which arise as a result of the Issuing Bank Agreement, the letter of credit application and related documents executed by and between such Borrower and a Letter of Credit Issuer.

                   (v) Account Party. Each Borrower hereby authorizes and directs any Letter of Credit Issuer to name such Borrower as the "account party" therein and to deliver to the Agent all instruments, documents and other writings and property received by such Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

               (g) Support of Letters of Credit. If, notwithstanding the provisions of Section 1.4(b) and Section 10.1, any Letter of Credit is outstanding 30 days prior to the termination of this Agreement, or upon such termination of this Agreement, then each applicable Borrower shall cause such letter of Credit to be Fully Supported.

               (h) Letter of Credit Reporting. Each Letter of Credit Issuer shall notify the Agent and the Agent shall notify the Lenders on the first Business Day of each week of the total face amount of all of the Letters of Credit issued by it on each Business Day of the preceding week.

         1.5 Bank Products. Each Borrower may request and the Bank, the Bank's Affiliates and each other Lender may, in its sole and absolute discretion, arrange for such Borrower to obtain from the Bank, its Affiliates or such Lender Bank Products, although such Borrower is not required to do so. If Bank Products are provided by an Affiliate of the Bank to a Borrower, such Borrower agrees to indemnify and hold harmless the Agent, the Bank and the other Lenders from any and all costs and obligations now or hereafter incurred by the Agent, the Bank or any of the Lenders which arise from any indemnity which shall not extend to gross negligence or willful misconduct of such Affiliates given by the Bank to its Affiliates related to such Bank Products; provided, however, nothing contained in this Section 1.5 is intended to limit such Borrower's rights with respect to any Lender, the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between such Borrower and a Lender or the Bank or its Affiliates which relate to Bank Products and to the extent the terms of indemnity of such documents are different from the terms of indemnity set forth above, the terms of such documents shall control; and provided further, that nothing contained in this Section 1.5 is intended to obligate any Lender, the Bank or its Affiliates or any Borrower to provide any indemnity in connection with any Bank Products other than the indemnity of a Borrower specifically provided for above. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from a Lender, the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of such Lender, the Bank or the Bank's Affiliates, and (b) is subject to all rules and regulations of such Lender, the Bank or the Bank's Affiliates.

         1.6 Increase in Commitments

               (a) Provided no Default or Event of Default exists, upon written notice to the Agent (which shall promptly notify the Lenders), the Borrowers may from time to time, request an increase in the Total Facility Amount and the aggregate Commitments hereunder by an amount (for all such requests that are satisfied) not exceeding $75,000,000. Such notice shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders). Each Lender shall notify the Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. No Lender declining to increase its Commitment in connection with such a request shall be entitled to fees, if any, paid in connection with such Commitment increase. The Agent shall notify the Borrowers and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrowers may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance acceptable to the Agent and subject to a $5,000,000 minimum Commitment amount for each such Eligible Assignee.

               (b) If the aggregate Commitments are increased in accordance with this Section, the Agent and the Borrowers shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Agent shall promptly notify the Borrowers and the Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, the Borrowers shall deliver to the Agent a certificate of each Credit Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Credit Party (i) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article 6 and the other Loan Documents are true and correct on and as of the Extension Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 1.6, the representations and warranties contained in subsection (a) of Section 6.6 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), of Section 5.2, and (B) no Default or Event of Default exists. On the Increase Effective Date, Schedule 1.1 shall be deemed to be deleted in its entirety and replaced with a new Schedule 1.1 reflecting the increased Commitments. The respective Lenders shall fund and/or be pre-paid, as applicable, any Loans outstanding on the Increase Effective Date (and the Borrowers shall pay any additional amounts required pursuant to Section 4.4) to the extent necessary to keep the outstanding Loans ratable with any revised Pro Rata Shares arising from any non-ratable increase in the Commitments under this Section.

               (c) This Section shall supersede any provisions in Sections 11.1 to the contrary.

                                   ARTICLE 2
                               INTEREST AND FEES

         2.1 Interest.

               (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margins as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the applicable Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                   (i) For all Base Rate Loans (other than LIBOR Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and

                   (ii) For all LIBOR Loans at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 365 or 366 days, as applicable, and actual days elapsed.

               (b) Payment of Interest. The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest on all LIBOR Loans in arrears on each LIBOR Interest Payment Date.

               (c) Default Rate. Notwithstanding the rates of interest specified in Section 2.1(a) and the payment dates specified in Section 2.1(b), effective at the direction of the Agent after the occurrence of any Event of Default or after acceleration of maturity pursuant to Section 9.2(a) and for so long thereafter as any such Event of Default or acceleration shall be continuing, the principal balance of all Obligations then due and payable (including all amounts due and payable pursuant to Section 9.2(a)), shall bear interest payable upon demand at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement.

         2.2 Continuation and Conversion Elections.

               (a) Each Borrower may, except to the extent an Event of Default has occurred and is continuing:

                   (i) elect, as of any Business Day, in the case of Base Rate Loans to convert any Base Rate Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Loans; or

                   (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Loans shall automatically convert into Base Rate Loans; provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

               (b) The applicable Borrower shall deliver a notice of continuation/conversion ("Notice of Continuation/Conversion") to the Agent not later than 12:00 noon (New York City time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Loans and specifying:

                   (i) the proposed Continuation/Conversion Date;

                   (ii) the aggregate amount of Loans to be converted or renewed;

                   (iii) the type of Loans resulting from the proposed conversion or continuation; and

                   (iv) the duration of the requested Interest Period, provided, however, such Borrower may not select an Interest Period that ends after the Stated Termination Date.

               (c) If upon the expiration of any Interest Period applicable to LIBOR Loans, the applicable Borrower has failed to select timely a new Interest Period to be applicable to LIBOR Loans or if any Event of Default then exists, such Borrower shall be deemed to have elected to convert such LIBOR Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

               (d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

               (e) There may not be more than five (5) different LIBOR Loans in effect hereunder at any time.

         2.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then such Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to such Borrower such excess.

         2.4 Closing Fee. The Borrowers agree, jointly and severally, to pay the Agent on the Effective Date the fees (the "Closing Fees") payable on such date as set forth in the fee letter dated September 15, 2003, between the Agent and ATI (the "Fee Letter").

         2.5 Unused Line Fee. On the first day of each month and on the Termination Date the Borrowers agree, jointly and severally, to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the "Unused Line Fee") equal to the Applicable Margin for the Unused Line Fee times the amount by which the Total Facility Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the applicable Borrower's Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.

         2.6 Letter of Credit Fee. Each Borrower agrees (a) to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, (i) for each Commercial Letter of Credit issued for the account of such Borrower, a fee (the "Commercial Letter of Credit Fee") at a per annum rate equal to the Applicable Margin for the Commercial Letter of Credit Fee multiplied by the maximum amount available to be drawn on such Commercial Letter of Credit and (ii) for each Standby Letter of Credit issued for the account of such Borrower, a fee (the "Standby Letter of Credit Fee") at a per annum rate equal to the Applicable Margin for LIBOR Loans multiplied by the maximum amount available to be drawn on such Standby Letter of Credit, (b) to pay to the applicable Letter of Credit Issuer a fronting fee (the "Fronting Fee") of one-eighth of one percent (.125%) of the undrawn face amount of each Letter of Credit issued for the account of such Borrower, and (c) to pay to the applicable Letter of Credit Issuer, such out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit issued for the account of such Borrower, as the applicable Letter of Credit Issuer and such Borrower shall agree upon, but which costs, fees and expenses shall not include the Fronting Fee. The Commercial Letter of Credit Fee and the Standby Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which such a Letter of Credit is outstanding and on the Termination Date. The Fronting Fee shall be payable on each date of issuance or renewal (automatic or otherwise) of each Letter of Credit. All fees described in this
Section 2.6 shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

         2.6 Letter of Credit Fee. Each Borrower agrees (a) to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, (i) for each Commercial Letter of Credit issued for the account of such Borrower, a fee (the "Commercial Letter of Credit Fee") equal to the Applicable Margin for the Commercial Letter of Credit Fee and (ii) for each Standby Letter of Credit issued for the account of such Borrower, a fee (the "Standby Letter of Credit Fee") equal to the Applicable Margin for LIBOR Loans,
(b) to pay to the Agent for the benefit of the applicable Letter of Credit Issuer a fronting fee (the "Fronting Fee") of one-eighth of one percent (.125%) of the undrawn face amount of each Letter of Credit issued for the account of such Borrower, and (c) to pay to the applicable Letter of Credit Issuer, such out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit issued for the account of such Borrower, as the applicable Letter of Credit Issuer and such Borrower shall agree upon, but which costs, fees and expenses shall not include the Fronting Fee. The Commercial Letter of Credit Fee and the Standby Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which such a Letter of Credit is outstanding and on the Termination Date. The Fronting Fee shall be payable on each date of issuance or renewal (automatic or otherwise) of each Letter of Credit. All fees described in this
Section 2.6 shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

                                   ARTICLE 3
                            PAYMENTS AND PREPAYMENTS

         3.1 Revolving Loans. Each Borrower shall repay the outstanding principal balance of the Revolving Loans made to it, plus all accrued but unpaid interest thereon, on the Termination Date. Each Borrower may prepay Revolving Loans made to it at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand by the Agent the Borrowers shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Outstandings exceeds the lesser of the Borrowing Base or the Total Facility Amount.

         3.2 Termination of Facility. The Borrowers may terminate this Agreement upon at least five (5) Business Days' notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit or such Letters of Credit being Fully Supported,
(b) the payment in full in cash of all reimbursable expenses and other Obligations, and (c) with respect to any LIBOR Loans prepaid, payment of the amounts due under Section 4.4, if any, in each case on the Termination Date.

         3.3 [Intentionally omitted.]

         3.4 [Intentionally omitted.]

         3.5 [Intentionally omitted.]

         3.6 Payments by the Borrowers.

               (a) All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders, at the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (New York City time) on the date specified herein. Any payment received by the Agent after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.

               (b) Subject to the provisions set forth in the definition of "Interest Period", whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

               (c) If any LIBOR Loans are repaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Lenders the amounts described in Section 4.4.

         3.7 Payments as Revolving Loans. At the election of Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder. Each Borrower hereby irrevocably authorizes the Agent to charge the Loan Account of such Borrower for the purpose of paying all amounts from time to time due hereunder in respect of principal, interest or fees (or, during the continuance of an Event of Default, all other Obligations) and agrees that all such amounts charged shall constitute Revolving Loans.

         3.8 Apportionment, Application and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuers and except as provided in Section 11.1(b). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements and amounts due under ACH Transactions and cash management or controlled disbursement services then due to the Agent or any Lender providing ACH Transactions or cash management or controlled disbursement services from any Credit Party; second, to pay any fees or expense reimbursements then due to the Lenders from any Credit Party; third, to pay interest due in respect of all Loans, including Non-Ratable Loans and Agent Advances; fourth, to pay or prepay principal of the Non-Ratable Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an amount to the Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations, solely, prior to the occurrence of an Event of Default or acceleration of the Obligations hereunder, to the extent such Letter of Credit Obligations exceed the Borrowing Base; seventh, to the payment of any other Obligation due to the Agent, any Lender or any Affiliate of the Bank by any Credit Party (including any Obligations arising under Bank Products not otherwise already paid); and eighth, to the Borrowers or as otherwise directed by a court of competent jurisdiction. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations in accordance with the second sentence of this Section 3.8.

         3.9 Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, any Letter of Credit Issuer, the Bank or any Affiliate of the Bank (each an "Affected Payee") is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Affected Payee and the applicable Borrower or Borrowers shall be liable to pay to the Affected Payee, and hereby does indemnify the Affected Payee and holds harmless the Affected Payee, for the amount of such payment or proceeds surrendered. The provisions of this Section 3.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Affected Payee in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Affected Payee's rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.9 shall survive the termination of this Agreement.

         3.10 Agent's and Lenders' Books and Records; Monthly Statements. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. Each Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof (absent manifest error), irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to ATI, on behalf of the Borrowers, a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed presumptively correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 3.8 and corrections of errors discovered by the Agent), unless the Borrowers (or ATI on their behalf) notify the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by a Borrower (or ATI on behalf of such Borrower), only the items to which exception is expressly made will be considered to be disputed by such Borrower.

                                   ARTICLE 4
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         4.1 Taxes.

               (a) Any and all payments by the Borrowers hereunder shall be made, in accordance with Article 3, free and clear of and without deduction or withholding for any Taxes. If any Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (i) so long as such Lender or the Agent is in compliance with Section 12.10, the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.1) and withholding such Lender or the Agent, as applicable, receives an amount equal to the sum it would have received had no such deductions or withholding been made, (ii) such Borrower shall make such deductions and withholding, and (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to such payments by the Borrowers made to the applicable lending office or any other office that a Lender may claim as its applicable lending office or (z) after such Lender's selection and designation of any other applicable lending office, to such payments made to such other applicable lending office, such Lender shall, in good faith, use its reasonable best efforts to make, fund and maintain its Loans, and to make, fund and maintain its Obligations under the Letters of Credit, through another applicable lending office of such Lender in another jurisdiction so as to reduce the Borrowers' liability hereunder, if the making, funding or maintenance of such Loans or Obligations under the Letters of Credit through such other applicable lending office of such Lender does not, in the judgment of such Lender, otherwise materially adversely affect such Loans, Obligations under the Letters of Credit or such Lender.

               (b) In addition, each Borrower agrees to pay any Other Taxes.

               (c) Each Borrower will indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 4.1) paid by such Lender or the Agent, as applicable, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by such Governmental Authority. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent, as applicable, makes written demand therefor. A certificate as to any additional amount payable to any Lender under this
Section 4.1 submitted to such Borrower and the Agent (if a Lender is so submitting) by such Lender or the Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto. Each Lender agrees that, to the extent that such Lender is entitled to claim an exemption in respect of all or a portion of any Taxes which are otherwise required to be paid or deducted or withheld pursuant to this Section
4.1 in respect of any payments under this Agreement such Lender shall within a reasonable time after receiving written request by such Borrower provide such Borrower with such certificates as Lender in good faith may deem appropriate to obtain the benefits of such exemption.

               (d) Within 30 days after the date of any payment of Taxes or Other Taxes by a Borrower, such Borrower will furnish to the Agent, at its address referred to in Section 14.8, the original or a certified copy of a receipt evidencing payment thereof.

               (e) No Borrower shall be required to indemnify any Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code ("Non-U.S. Lender"), or to pay any additional amounts to any Non-U.S. Lender, in respect of any Taxes (and any penalties, interest and expenses arising therefrom or with respect thereto) pursuant to paragraph (a) or (c) above to the extent that payments made pursuant to this Agreement to such Non-U.S. Lender were subject to such Taxes on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Participant, on the date such Participant became a transferee of a participation interest hereunder) or, with respect to payments to an Assignee, the date such Non-U.S. Lender designated assigned such a Loan to such Assignee. (f) If the Agent or any Lender receives a refund, which in the good faith judgment of such Lender is allocable to Taxes or Other Taxes paid by any Borrower, it shall promptly pay such refund to such Borrower, net of all out-of-pocket expenses of such Lender incurred in obtaining such refund, provided, however, that such Borrower agrees to promptly return such refund to the Agent or the applicable Lender, as applicable, if it receives notice from the Agent or the applicable Lender that such Agent or Lender is required to repay such refund. In addition, the Lender shall take such steps as the applicable Borrower shall reasonably request to recover or assist such Borrower in recovering any Taxes or Other Taxes paid by such Borrower pursuant to paragraph (a) or (c) above.

               (g) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 4.1 shall survive the payment in full of principal and interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

               (h) The Borrowers shall not be obligated to pay any additional amounts in respect of United States federal income tax (or make an indemnification payment) pursuant to this Section 4.1 to any Lender (including, without limitation, any entity to which any Lender sells, assigns, grants a participation in, or otherwise transfers its rights under this Agreement) if the obligation to pay such additional amounts (or such indemnification) would not have arisen but for a failure of such Lender to comply with its obligations under Section 12.10.

         4.2 Illegality.

               (a) If after the date of this Agreement the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Loans, then, on notice thereof by that Lender to the Borrowers (or ATI on behalf of the Borrowers) through the Agent, any obligation of that Lender to make LIBOR Loans shall be suspended until that Lender notifies the Agent and the Borrowers (or ATI on behalf of the Borrowers) that the circumstances giving rise to such determination no longer exist.

               (b) If a Lender determines that it is unlawful to maintain any LIBOR Loan, each Borrower shall, upon its receipt of notice of such fact and demand from a Lender (with a copy to the Agent), prepay in full such LIBOR Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if that Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such LIBOR Loans. If a Borrower is required to so prepay any LIBOR Loans, then concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

         4.3 Increased Costs and Reduction of Return.

               (a) If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation after the date of this Agreement or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost (excluding in each case for purposes of this Section 4.3(a), any such increased costs resulting from Taxes or Other Taxes, as to which Section 4.1 shall govern) to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then the applicable Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

               (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the applicable Borrower through the Agent, such Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

         4.4 Funding Losses. Each Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

               (a) the failure of such Borrower to make on a timely basis any payment of principal of any LIBOR Loan;

               (b) the failure of such Borrower to borrow, continue or convert a Loan after such Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

               (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Loans on a day that is not the last day of the relevant Interest Period;

including any expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Loans or from fees payable to terminate the deposits from which such funds were obtained. Each Borrower shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

         4.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers (or ATI on behalf of the Borrowers) and each Lender (a "Rate Suspension Notice"). Upon receipt of such Rate Suspension Notice, a Borrower may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If such Borrower does not revoke such Notice of Borrowing or Notice of Continuation/Conversion, the Lenders shall make, convert or continue the Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Loans. After the giving of any Rate Suspension Notice and until Agent shall otherwise notify the Borrowers (or ATI on behalf of the Borrowers) and the Lenders in writing that the circumstances giving rise to such condition no longer exist, the Borrowers' right to request the making of or conversion to, and the Lenders' obligations to make or convert to, LIBOR Rate Loans shall be suspended. Any LIBOR Rate Loans outstanding at the commencement of any such suspension shall be converted at the end of the then current Interest Period for such Loans into Base Rate Loans unless such suspension has then ended or LIBOR Rate Loans for another Interest Period are then available.

         4.6 Certificates of Agent. If any Lender claims reimbursement or compensation under this Article 4, Agent shall verify the amount thereof and shall deliver to the Borrowers (or ATI on behalf of the Borrowers) (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

         4.7 Survival. The agreements and obligations of the Borrowers in this
Article 4 shall survive the payment of all other Obligations.

         4.8 Replacement of Lenders. (a) If and with respect to each occasion that a Lender other than the Agent either makes a demand for compensation pursuant to Sections 4.1 or 4.3 or is unable to fund LIBOR Rate Loans pursuant to Section 4.2 or such Lender is a Defaulting Lender, the Borrowers may, upon at least five (5) Business Days' prior irrevocable written notice to each of such Lender and Agent, in whole permanently replace the Commitment of such Lender; provided that (i) no Event of Default has occurred and is continuing at the time of such proposed replacement of the Commitment of such Lender, and
(ii) the Borrowers shall replace such Commitment with the Commitment of a financial institution reasonably satisfactory to Agent (and such consent of the Agent shall not be unreasonably withheld or delayed). Such replacement Lender shall upon the effective date of replacement purchase the Loans owed to such replaced Lender for the aggregate amount thereof and shall thereupon for all purposes become a "Lender" hereunder. Such notice from the Borrowers shall specify an effective date for the replacement of such Lender's Commitment, which date shall not be later than the thirtieth (30th) day after the day such notice is given. On the effective date of any replacement of such Lender's Commitment pursuant to this Section 4.9, the Borrowers shall pay to Agent for the account of such Lender (a) any fees due to such Lender to the date of such replacement; (b) accrued interest on the principal amount of outstanding Loans held by such Lender to the date of such replacement, and (c) the amount or amounts requested by such Lender pursuant to Article 4. On or before the effective date for the replacement of such Lender's Commitment, the Borrowers will cause any Letter of Credit issued by such replaced Lender to be terminated or transferred to the replacement Lender or to another Lender. Upon the effective date of repayment of any Lender's Loans, the termination or transfer of such Lender's Letters of Credit and termination of such Lender's Commitment pursuant to this Section 4.9, such Lender shall cease to be a Lender hereunder. No such termination of any such Lender's Commitment and the purchase of such Lender's Loans and termination or transfer of such Lender's Letters of Credit pursuant to this Section 4.9 shall affect (i) any liability or obligation of the Borrowers or any other Lender to such terminated Lender which accrued on or prior to the date of such termination or which by the terms of this Agreement expressly survive termination hereof or (ii) such terminated Lender's rights hereunder in respect of any such liability or obligation.

                                   ARTICLE 5
               BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

         5.1 Books and Records. Each Borrower shall, and shall cause its Subsidiaries to, maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). Each Borrower shall, and shall cause its Subsidiaries to, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each Borrower shall, and shall cause its Restricted Subsidiaries to, maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

         5.2 Financial Information. Each Borrower shall, and shall cause its Subsidiaries to, promptly furnish to each Lender, all such financial information as the Agent shall reasonably request. Without limiting the foregoing, each Borrower will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall reasonably request, the following:

               (a) As soon as available, but in any event not later than ninety
(90) days after the close of each Fiscal Year, a consolidated audited balance sheet, income statement, cash flow statement and statement of change in stockholders' equity for the Parent and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect of independent certified public accountants selected by the Borrowers and reasonably satisfactory to the Agent. Each Borrower hereby authorizes the Agent to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to such Borrower and to discuss directly with the Agent the finances and affairs of such Borrower; provided, however, the Agent shall give ATI not less than five (5) days prior written notice of any such communication, disclosure or discussion and nothing in this Section 5.2(a) shall limit the right of any of the Borrowers to be present during any such discussions.

               (b) As soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter (other than the last fiscal quarter of any Fiscal Year), a consolidated unaudited balance sheet as of the end of such period, income statement and cash flow statement for the Parent and its consolidated Subsidiaries for such fiscal quarter and for the period from the beginning of the Fiscal Year to the end of such fiscal quarter, all in reasonable detail, fairly presenting the financial position and results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for such periods, and in each case in comparable form, figures for the corresponding period in the prior Fiscal Year, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a) (subject to normal year-end adjustments), together with a report identifying all Unrestricted Subsidiaries; provided, however, if Liquidity shall be less than $100,000,000 at any time, the Financial Statements described in this Section 5.2(b) shall thereafter (until Liquidity is more than $100,000,000 for 90 consecutive days) be provided monthly no later than 30 days after the end of each month and be prepared on a monthly basis. Each Borrower shall certify by a certificate signed by a Responsible Officer that all such statements have been prepared in accordance with GAAP and present fairly the Parent's and its Subsidiaries consolidated financial position as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments.

               (c) With each of the audited Financial Statements delivered pursuant to Section 5.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

               (d) Within forty-five (45) days after the end of each fiscal quarter, a certificate of a Responsible Officer of ATI in the form of Exhibit A hereto setting forth in reasonable detail the calculations required to establish that the Borrowers were in compliance with the applicable covenants set forth therein at the end of such fiscal quarter, and stating that, except as explained in reasonable detail in such certificate, (i) all of the representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (ii) the Borrowers are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, (iii) no Default or Event of Default then exists, and (iv) no Illiquidity Period has arisen or been in effect during such fiscal quarter, and setting forth in reasonable detail a calculation of Liquidity as of the end of such fiscal quarter; provided, however, that the confirmation of the representations and warranties in clause (i) above is solely for purposes of supplemental disclosure and shall not be considered a making or a deemed making of such representations and warranties for the purpose of Section 9.1(b) or otherwise. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or proposes to take with respect thereto.

               (e) Within fifteen (15) days after the end of each month during which any portion of an Illiquidity Period shall be in effect, a certificate of a Responsible Officer of ATI in the form of Exhibit A hereto setting forth in reasonable detail the calculations required to establish that the Borrowers were in compliance with the covenant set forth in Section 7.24 at the end of such month.

               (f) Within forty-five (45) days after the end of each Fiscal Year, annual forecasts (to include a forecasted consolidated balance sheet, income statement and cash flow statement) for the Parent and its Subsidiaries as at the end of and for each fiscal quarter of such Fiscal Year.

               (g) Upon request of the Agent, copies of all reports on Forms 10-Q or 10-K and definitive proxy statements filed by the Parent or any of its Subsidiaries with the SEC under the Exchange Act.

               (h) As soon as available, but in any event not later than 15 days after any Borrower's receipt thereof, a copy of each annual management report prepared for the Parent or any Borrower by any independent certified public accountants.

               (i) Upon request of the Agent, copies of any and all proxy statements, financial statements, and reports which the Parent makes available to its shareholders.

               (j) Upon request of the Agent, within 30 days after filing with the IRS, a copy of each federal income tax return filed by the Parent or by any of its Subsidiaries.

               (k) Within fifteen (15) days following the end of each month, a Borrowing Base Certificate for such month, together with a detailed calculation of Eligible Accounts, Eligible Inventory, Eligible Equipment and Eligible Real Estate and a reconciliation to the corresponding Borrowing Base and to the Borrowers' general ledger; provided, however, if Liquidity shall at any time be less than $100,000,000, the Borrowing Base Certificate shall be accompanied by
(i) a schedule of Eligible Accounts; (ii) an aging of Accounts, together with a reconciliation to the corresponding Borrowing Base and to the Borrowers' general ledger; (iii) an aging of all Borrowers' accounts payable; (iv) Inventory reports by category and location, together with a reconciliation to the corresponding Borrowing Base and to the Borrowers' general ledger; (v) such other reports as to the Collateral as the Agent shall reasonably request from time to time; and (vi) with the delivery of each of the foregoing, a certificate of a Responsible Officer of ATI certifying as to the accuracy and completeness of the foregoing; provided further, however, if Liquidity shall at any time be less than $50,000,000, the Borrowing Base Certificate and, to the extent requested by the Agent, other information described in this Section 5.2(k) shall thereafter be provided weekly. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the documents and information required to be provided under this Section 5.2(k) shall be provided on a more frequent basis than set forth herein if and as requested by the Agent. If records or reports of the Collateral of type required to be delivered hereunder are prepared by an accounting service or other agent, each Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents (but only to the extent necessary to satisfy the foregoing reporting requirements) to the Agent, for distribution to the Lenders; provided however, the Agent shall give written notice to ATI not less than five (5) days prior to any such contact with such accounting service or agent.

               (l) Promptly after a Borrower has notified the Agent of any intention by such Borrower to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

               (m) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of the Parent, the Borrowers or any Subsidiary.

         5.3 Notices to the Lenders. ATI shall notify the Agent in writing of the following matters at the following times:

               (a) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware (i) of any Default or Event of Default, (ii) that Liquidity has become less than $100,000,000, $50,000,000, $35,000,000 or $30,000,000 or (iii) the commencement of any Illiquidity Period;

               (b) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

               (c) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

               (d) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Parent, any Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect;

               (e) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority by the Parent, any Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect;

               (f) As promptly as practicable but no later than three (3) Business Days after receipt of any notice of any violation by the Parent, any Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that the Parent, any Borrower or any Subsidiary is not in compliance with any Environmental Law or is investigating the Parent, any Borrower's or such Subsidiary's compliance therewith to the extent any such non-compliance or investigation could reasonably be expected to have a Material Adverse Effect;

               (g) As promptly as practicable but no later than three (3) Business Days after receipt of any written notice that the Parent, any Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Parent, any Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $5,000,000;

               (h) As promptly as practicable but no later than three (3) Business Days after receipt of any written notice of the imposition of any Environmental Lien against any property of the Parent, any Borrower or any of its Subsidiaries;

               (i) At least thirty (30) days prior to any change in (i) any Credit Party's name as it appears in the state of its incorporation or other organization, or (ii) any Credit Party's state of incorporation or organization, type of entity or form of organization, organizational identification number, or trade names under which any Borrower will sell Inventory or create Accounts or to which instruments in payment of Accounts may be made payable;

               (j) Within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;

               (k) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby which could reasonably be expected to have a Material Adverse Effect, within ten (10) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by the Parent, any Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by the Parent, any Borrower or any ERISA Affiliate;

               (l) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within ten (10) Business Days after receipt thereof by any Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

               (m) Within ten (10) Business Days after the occurrence thereof:
(i) any changes in the benefits of any existing Plan which increase any Borrower's annual costs with respect thereto by an amount in excess of $5,000,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which any Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by any Borrower or any ERISA Affiliate to make a required installment or any other required payment under
Section 412 of the Code on or before or within ten (10) days after the due date for such installment or payment; or

               (n) Within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated;
(ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

         Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and, to the extent applicable, shall set forth the action that the Parent, such Borrower, its Subsidiaries, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                   ARTICLE 6
                     GENERAL WARRANTIES AND REPRESENTATIONS

         Each Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Required Lenders in writing:

         6.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each Credit Party has the power and authority to execute, deliver and perform each of the Loan Documents to which it is a party, to incur the Obligations hereunder or under the Parent Guaranty, as applicable, and to grant to the Agent Liens upon and security interests in the Collateral. Each Credit Party has taken all necessary action (including obtaining approval of its stockholders or other equityholders, if necessary) to authorize its execution, delivery, and performance of the Loan Documents to which it is a party. The Loan Documents (other than those not required to be in effect on the date of this representation) to which it is a party have been duly executed and delivered by each Credit Party, and constitute the legal, valid and binding obligations of each Credit Party, enforceable against it in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles. Each Credit Party's execution, delivery, and performance of the Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (a) any material contract, mortgage, lease, agreement, indenture, or instrument to which any Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.

         6.2 Validity and Priority of Security Interest. The provisions of this Agreement, and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral, except for those Liens identified in clauses (a), (b), (c) and (d) of the definition of Permitted Liens securing all the Obligations, and enforceable against each Credit Party and all third parties. All of the Obligations of the Borrowers hereunder shall constitute "Guarantor Senior Indebtedness" and the Obligations of the Parent under the Parent Guaranty shall constitute "Senior Indebtedness," in each case, under and as defined in the Convertible Debenture Indenture.

         6.3 Organization and Qualification. Each Credit Party (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation, (b) is qualified to do business and is in good standing in each jurisdiction in which qualification is necessary in order for it to own or lease its property and conduct its business, except to the extent any such failure to be so qualified would not have a Material Adverse Effect on such Credit Party and (c) has all requisite power and authority to conduct its business and to own its property.

         6.4 Corporate Name; Prior Transactions. No Credit Party has, during the past five (5) years, been known by or used any other corporate or fictitious name other than AnnTaylor & Company, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

         6.5 Subsidiaries and Affiliates. Schedule 6.5 is a correct and complete list of the name and relationship to the Parent of each and all of the Parent's Subsidiaries and other Affiliates as of the Effective Date.

         6.6 Financial Statements and Projections.

               (a) ATI has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Parent and its consolidated Subsidiaries as of February 1, 2003, and for the Fiscal Year then ended, accompanied by the report thereon of its independent certified public accountants, Deloitte & Touche LLC. ATI has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Parent and its consolidated Subsidiaries as of August 2, 2003. Such financial statements are attached hereto as Exhibit C. All such financial statements have been prepared in accordance with GAAP (subject to normal year-end adjustments) and present accurately and fairly in all material respects the financial position of the Parent and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

               (b) The Latest Projections when submitted to the Lenders as required herein represent the Borrowers' best estimate of the future financial performance of the Parent and its consolidated Subsidiaries for the periods set forth therein and the Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrowers believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lenders (it being understood that the forecasts and forward looking statements are subject to significant uncertainties and contingencies, many of which are beyond the Borrowers' control and that no guaranty can be given that the Latest Projections will be realized as further described in the Parent's SEC filings).

         6.7 Capitalization. The authorized capital stock of each Subsidiary (other than Subsidiaries of AnnTaylor Sourcing Far East) of the Parent is set forth on Schedule 6.7 and all such shares are validly issued and outstanding, fully paid and non-assessable and are owned beneficially and of record as set forth in Schedule 6.7 hereto.

         6.8 Solvency. Each of (a) the Parent and its Subsidiaries on a consolidated basis are, and (b) each Borrower is, Solvent prior to and after giving effect to the Borrowings to be made on the Effective Date and the issuance of the Letters of Credit to be issued on the Effective Date, and shall remain Solvent during the term of this Agreement.

         6.9 Debt. After giving effect to the making of the Revolving Loans to be made on the Effective Date, the Parent and its Subsidiaries have no Debt, except (a) the Obligations, and (b) Debt described on Schedule 6.9.

         6.10 Distributions. Except as set forth on Schedule 6.10, since February 1, 2003, no Restricted Payment has been declared, paid, or made upon or in respect of any capital stock or other securities of the Parent or any Borrower.

         6.11 Real Estate; Store Locations. Schedule 6.11 sets forth, as of the Effective Date, a correct and complete list of all Real Estate owned by the Parent and the Borrowers and all store locations operated by the Parent and the Borrowers. As of the Effective Date, each material lease and sublease of the Parent and the Borrowers is valid and enforceable in accordance with its terms and is in full force and effect, and no material default by any Credit Party party to any such lease or sublease exists. As of the Effective Date, the Parent and each Borrower has good and marketable title in fee simple to its owned Real Estate, or valid leasehold interests in all material leasehold properties and the Parent and each the Borrower has good, indefeasible, and merchantable title to all of its other property reflected on the February 1, 2003 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

         6.12 [Intentionally Omitted].

         6.13 Trade Names. All material trade names or styles under which any Borrower will create Accounts in the United States, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.13.

         6.14 Litigation. Except as set forth on Schedule 6.14, there is no pending, or to the best of each Borrower's knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or to the best of each Borrower's knowledge, investigation by any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect.

         6.15 Labor Disputes. Except as to matters that could not reasonably be expected to have a Material Adverse Effect, as of the Effective Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Credit Parties, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement,
(c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Credit Parties or for any similar purpose, and (d) there is no pending or (to the best of each Borrower's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Credit Parties or their employees that could reasonably be expected to have a Material Adverse Effect.

         6.16 Environmental Laws. Except for matters that could not reasonably be expected to have a Material Adverse Effect or as otherwise disclosed on
Schedule 6.16:

               (a) The Parent, each Borrower and its respective Subsidiaries have complied in all material respects with all Environmental Laws and none of the Parent, the Borrowers or their Subsidiaries nor any of their presently owned real property or presently conducted operations, nor their previously owned real property or prior operations to the extent relating to their ownership of or their operations on any property at the time of such ownership or operations on such property, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

               (b) The Parent, each Borrower and its respective Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Parent, each Borrower and its respective Subsidiaries are in compliance with all material terms and conditions of such permits.

               (c) None of the Parent, any Borrower or its respective Subsidiaries nor, to the best of each Borrower's knowledge, any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste.

               (d) None of the Parent, any Borrower or its respective Subsidiaries has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

               (e) To the best of each Borrower's knowledge, none of the present or past operations of the Parent, any Borrower or its respective Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

               (f) There is not now, nor to the best of each Borrower's knowledge has there ever been on or in the Real Estate:

                      (1) any underground storage tanks or surface impoundments,

                      (2) any asbestos-containing material, or

                      (3) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment.

               (g) None of the Parent, any Borrower or its respective Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

               (h) None of the Parent, any Borrower or its respective Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on any Credit Party with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

               (i) None of the products manufactured, distributed or sold by any of the Parent, any Borrower or its respective Subsidiaries contain asbestos containing material.

               (j) No Environmental Lien has attached to the Real Estate.

         6.17 No Violation of Law. None of the Parent, any Borrower nor any of its respective Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         6.18 No Default. None of the Parent, any Borrower nor any of its respective Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

         6.19 ERISA Compliance. Except for matters that could not reasonably be expected to have a Material Adverse Effect or as specifically disclosed in
Schedule 6.19:

               (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the knowledge of each Borrower, nothing has occurred which would cause the loss of such qualification. Each Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

               (b) There are no pending or, to the best knowledge of each Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability [as of January 1, 2003]; (iii) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) neither any Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         6.20 Taxes. The Credit Parties have filed all federal and other material tax returns and reports required to be filed, and have paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

         6.21 Regulated Entities. None of the Parent, any Borrower, any Person controlling the Parent, any Borrower, or any of its respective Subsidiaries,
(a) is an "Investment Company" within the meaning of the Investment Company Act of 1940, or (b) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

         6.22 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for working capital and other corporate purposes. Neither the Parent, any Borrower nor any Subsidiary is engaged, principally or as one of its important activities, in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Margin Stock does not constitute more than 25% of the value of the assets of the Parent and its Subsidiaries on a consolidated basis and neither the Parent nor any of its Subsidiaries has any intention that Margin Stock will constitute more than 25% of the value of such assets.

         6.23 Copyrights, Patents, Trademarks and Licenses, etc. The Parent and each Borrower owns, is licensed or otherwise has the lawful right to use, all patents, trademarks, service marks, trade names, copyrights, technology, know-how and processes (collectively the "Intellectual Property") used in or necessary for the conduct of its business as currently conducted which are material to its financial condition, business, operations, assets and prospects, individually or taken as a whole. To the knowledge of the Borrowers, the use of such patents, trademarks, service marks trade names, copyrights, technology, know-how and processes by the Parent or the Borrowers does not infringe on the rights of any Person, subject to such claims and infringements the existence of which do not have or are not reasonably expected to have a Material Adverse Effect. The transactions contemplated by the Loan Documents will not impair the ownership of or rights under (or the license or other right to use, as the case may be) any patents, trademarks, service marks, trade names, copyrights, technology, know-how or processes by the Parent or any Borrower in any manner which has or might have a Material Adverse Effect.

         6.24 No Material Adverse Effect. No Material Adverse Effect has occurred since the date of the audited Financial Statements delivered to the Lenders pursuant to Section 6.6(a).

         6.25 Full Disclosure. None of the representations or warranties made by any Credit Party in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any written exhibit, report, statement or certificate furnished by or on behalf of any Credit Party in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of any Borrower to the Lenders prior to the Effective Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         6.26 Material Agreements. None of the Parent, any Borrower or any of its respective Subsidiaries is a party to or subject to any Contractual Obligation or other restriction contained in its charter or by-laws which has or would reasonably be expected to have a Material Adverse Effect after giving effect to the consummation of the transactions contemplated in the Loan Documents or otherwise.

         6.27 Bank Accounts. Schedule 6.27 contains as of the Effective Date a complete and accurate list of all bank accounts maintained by all Credit Parties with any bank or other financial institution.

         6.28 Governmental Authorization. The Parent and the Borrowers hold all licenses, permits and other approvals of Governmental Authorities necessary for the conduct of their business as currently conducted. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of any Loan Document to which it is a party, except such as have been obtained, given or made, as applicable.

         6.29 Tax Shelter Regulations. No Borrower intends to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If any Borrower so notifies the Agent, such Borrower acknowledges that one or more of the Lenders may treat its Loans and/or its interest in Non-Ratable Loans and/or Agent Advances and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

                                   ARTICLE 7
                       AFFIRMATIVE AND NEGATIVE COVENANTS

         Each Borrower covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

         7.1 Taxes and Other Obligations. Each Borrower shall, and shall cause the Parent to, (a) file when due all U.S. federal and state income tax returns and other material returns and reports which it is required to file; and (b) pay, or provide for the payment, when due, of all U.S. federal taxes and other material taxes, fees, assessments and other charges of Governmental Authorities against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; provided, however, so long as ATI has notified the Agent in writing, none of the Parent or the Borrowers need pay any tax, fee, assessment, or governmental charge (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which the Parent or such Borrower, as the case may be, has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted
Lien).

         7.2 Legal Existence and Good Standing. Except as otherwise permitted under Sections 7.10(a)(ix) or 7.16(a), each Borrower shall, and shall cause the Parent to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

         7.3 Compliance with Law and Agreements; Maintenance of Licenses. Each Borrower shall comply, and shall cause the Parent to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws) where the failure to so comply could reasonably be expected to have a Material Adverse Effect. Each Borrower shall obtain and maintain, and shall cause the Parent to obtain and maintain, all material licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Effective Date. No Borrower shall modify, amend or alter, or permit the Parent to modify, amend or alter, its certificate or articles of incorporation, or its limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not adversely affect the rights and interests of the Lenders or the Agent.

         7.4 Maintenance of Property; Appraisals and Inspection of Property.

               (a) Each Borrower shall maintain, and shall cause the Parent to maintain, all of its property material to the operation of its business in good operating condition and repair, ordinary wear and tear and, subject to Section 7.6, loss or damage from casualty or condemnation excepted.

               (b) Each Borrower shall permit, and shall cause the Parent to permit, representatives and independent contractors of the Agent to visit and inspect any of its or the other Credit Parties' properties, to conduct appraisals and audits of Collateral, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at reasonable times during normal business hours; provided, however, that (i) if Liquidity is equal to or greater than $100,000,000 at all times during any Fiscal Year, the Agent shall be permitted to conduct, and shall be reimbursed by the Borrowers for expenses in connection with, only one field exam and one inventory and fixed asset appraisal during such Fiscal Year, (ii) if Liquidity is less than $100,000,000 at any time during any Fiscal Year, the Agent shall thereafter be permitted to conduct, and shall be reimbursed by the Borrowers for expenses in connection with, up to three field exams and up to two inventory and fixed asset appraisals during such Fiscal Year, and (iii) if any Event of Default described in Section 9.1(a), (b), (c)(i) or (ii), (d), (e), (f), (g), (h), (i), (k), (l) or (m)
shall have occurred and be continuing, the Agent shall be permitted to conduct, and shall be reimbursed by the Borrowers for all expenses in connection with, all field exams and appraisals requested by the Agent in its reasonable judgment.

         7.5 Insurance.

               (a) Each Borrower shall maintain, and shall cause the Parent to maintain, with financially sound and reputable insurers having a rating of at least A- or better by Best Rating Guide, insurance of such types as is customary for Persons of similar size engaged in the same or similar business in amounts, and under policies reasonably acceptable to the Agent and otherwise as is customary for Persons of similar size engaged in the same or similar types of business. Without limiting the foregoing, in the event that any improved Real Estate covered by the Mortgages is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA"), each Borrower shall purchase and maintain flood insurance on the improved Real Estate and any Equipment and Inventory located on such Real Estate. The amount of said flood insurance shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. Each Borrower shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

               (b) Each Borrower shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as secured party or mortgagee and sole loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Parent, any Borrower or any of its Subsidiaries or the owner of any Real Estate or the use of such Real Property by any of them for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrowers when due, and certificates of insurance and, if reasonably requested by the Agent, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If any Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.

         7.6 Insurance and Condemnation Proceeds. Each Borrower shall promptly notify the Agent and the Lenders of any material loss, damage, or destruction to the Collateral, whether or not covered by insurance. The Agent is hereby authorized to collect all property insurance and condemnation proceeds in respect of Collateral in an amount in excess of $500,000 for any incident ("Excess Proceeds") directly and to apply or remit them as follows:

               (a) With respect to insurance and condemnation proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 3.8.

               (b) With respect to insurance and condemnation proceeds relating to Collateral consisting of Fixed Assets, the Agent shall permit or require the applicable Borrower to use such proceeds, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction so long as (1) no Event of Default has occurred and is continuing, (2) the aggregate proceeds do not exceed $3,000,000 and (3) ATI or such Borrower first (i) provides the Agent with plans and specifications for any such replacement, repair or restoration which shall be reasonably satisfactory to the Agent and (ii) demonstrates to the reasonable satisfaction of the Agent that the funds available to it will be sufficient to complete such project in the manner provided therein. In all other circumstances, the Agent shall apply such insurance and condemnation proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 3.8.

         Any such proceeds other than Excess Proceeds may be retained by the Borrowers.

         7.7 Environmental Laws.

               (a) Each Borrower shall, and shall cause the Parent and each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant unless the failure to do so could not reasonably be expected to have a Material Adverse Effect and the Borrowers shall, and shall cause the Parent and each of its Subsidiaries to, take prompt and appropriate action to respond to any such non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

               (b) Without limiting the generality of the foregoing, ATI shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, copies of any material notices received by the Borrowers from any Governmental Authority under any Environmental Law, if any, and copies of any environmental reports prepared by the Borrowers, in each case prepared by or received by the Borrowers during such prior year, if any. The Agent or any Lender may request copies of technical reports prepared by any Borrower and its communications with any Governmental Authority to determine whether such Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. At any time after the occurrence and during the continuation of any Event of Default, each Borrower shall, at the Agent's or the Required Lenders' request and at the applicable Borrower's expense, with respect to any Mortgaged Property (i) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the Agent has a reasonable basis to believe any material non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall increase in any material respect; provided that the Agent and its representatives will have the right at any reasonable time to enter and visit such Mortgaged Property and for the purposes of observing such Mortgaged Property. The Agent is under no duty, however, to visit or observe the Mortgaged Property or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent's Liens and preserving the Agent and the Lenders' rights under the Loan Documents. No site visit, observation or testing by the Agent and the Lenders will result in a waiver of any default of any Borrower or impose any liability on the Agent or the Lenders. In no event will any site visit, observation or testing by the Agent be a representation that hazardous substances are or are not present in, on or under the Mortgaged Property, or that there has been or will be compliance with any Environmental Law. None of the Borrowers, any other Credit Party nor any other party is entitled to rely on any site visit, observation or testing by the Agent. The Agent and the Lenders owe no duty of care to protect the Borrowers, any other Credit Party or any other party against, or to inform the Borrowers, any other Credit Party or any other party of, any hazardous substances or any other adverse condition affecting the Mortgaged Property. The Agent may in its discretion disclose to the Borrowers or to any other party if so required by law any report or findings made as a result of, or in connection with, any site visit, observation or testing by the Agent. Each Borrower understands and agrees that the Agent makes no warranty or representation to the Borrowers or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. Each Borrower also understands that depending on the results of any site visit, observation or testing by the Agent and disclosed to the Borrowers, the Borrowers, the Parent, or its Subsidiaries may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the applicable Borrower without advice or assistance from the Agent. In each instance, the Agent will give the applicable Borrower reasonable notice before entering such Mortgaged Property. The Agent will make reasonable efforts to avoid interfering with such Borrower's or any other Credit Party's use of such Mortgaged Property or any other property in exercising any rights provided hereunder.

         7.8 Compliance with ERISA. Each Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA.

         7.9 Debt. No Borrower shall, nor permit the Parent to, create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Debt, except:

               (a) the Obligations;

               (b) Debt in the form of bank overdrafts in the ordinary course of business;

               (c) (i) Debt incurred by any Borrower to finance Capital Expenditures and (ii) Capital Lease obligations of any Borrower;

               (d) Debt in respect of Accommodation Obligations permitted under
Section 7.12;

               (e) Debt of the Parent to ATI in connection with any advances made pursuant to Section 7.11(b);

               (f) Debt in respect of Hedge Agreements and Foreign Currency Exchange Contracts entered into in the ordinary course of business and not for speculative purposes;

               (g) intercompany Debt among the Borrowers;

               (h) Debt of the Parent under the Convertible Debentures and refinancings in full thereof and renewals or extensions thereof so long as (A) no Default or Event of Default exists or would be caused thereby, (B) such Debt is not secured by any assets of the Parent, the Borrowers or any of their Subsidiaries; (C) the maturity date thereof shall not be less than one year following the Stated Termination Date hereunder, (D) the documentation evidencing such refinancing, renewal or extension shall not contain any cross-default (other than payment defaults) (as opposed to cross-acceleration) to this Agreement, (E) the Agent determines in its reasonable commercial discretion that the documentation evidencing such refinancing, renewal or extension does not contain any material covenants or events of default (or comparable provisions) that are in addition to or more restrictive than the material covenants and Events of Default contained in the Loan Documents and
(F) the pro forma Fixed Charge Coverage Ratio as of the Twelve-Month Period most recently ended prior to such refinancing, renewal or extension shall be greater than 1.1 to 1.0;

               (i) Debt of ATI under the Convertible Debentures Note and refinancing, renewals and extensions thereof provided such refinancing, renewal or extension would not be detrimental in any material respect to the rights of or benefits to the Borrowers, the Agent or the Lenders;

               (j) Permitted Existing Debt (other than Debt permitted under clauses (h) or (i) above) and refinancings, renewals or extensions thereof so long as (A) no Default or Event of Default exists or would be caused thereby,
(B) the principal amount of any such Permitted Existing Debt is not increased (other than by an amount equal to the reasonable amount of fees and expenses payable in connection with such refinancing, renewal or extension); (C) the maturity date thereof is not accelerated as a result of any such refinancing, renewal or extension and (D) no such refinancing, renewal or extension would be otherwise detrimental in any material respect to the rights of or benefits to the Borrowers, the Agent or the Lenders;

               (k) Debt of any Person assumed in connection with an Acquisition of such Person permitted under Sections 7.11(j) or 7.16(a) if such Person becomes a Borrower after the date hereof; provided, that such Debt exists at the time such Person becomes a Borrower and was not created in anticipation of such acquisition;

               (l) Debt consisting of (A) unsecured deferred payment obligations of a Borrower owing to sellers in permitted Acquisitions and (B) customary purchase price adjustments, earn-outs, indemnification obligations and similar items of the Borrowers in connection with permitted Acquisitions and asset sales;

               (m) the AT Sourcing Obligation; and

               (n) other Debt of the Borrowers not exceeding in the aggregate principal amount of $25,000,000 at any one time outstanding.

         7.10 Sales of Assets; Liens.

               (a) Sales. No Borrower shall, nor permit the Parent to, sell, assign, transfer, lease, convey or otherwise dispose of, any properties or assets, whether now owned or hereafter acquired, or any income or profits therefrom, except among the Borrowers and except:

                   (i) sales of inventory and subleases of real property in the ordinary course of business;

                   (ii) subleases of real property not in the ordinary course of business, but only to the extent the aggregate annual rental payments accrued under all such subleases do not exceed $1,000,000;

                   (iii) sales or other dispositions of equipment that is obsolete, unused or, in the judgment of such Borrower, no longer best used or useful in its business;

                   (iv) License or sublicense agreements or marketing agreements with third parties in the ordinary course of business, provided, however that no such license or sublicense or marketing agreement shall materially impair the ability of the Agent to dispose of the Collateral;

                   (v) sales or dispositions of Cash Equivalents;

                   (vi) Sales of Investments permitted under clauses (k) and
(l) of Section 7.11; and

                   (vii) so long as no Event of Default shall have then occurred and be continuing or would result therefrom, transfer of cash or property in an amount not to exceed $1,000,000 (or, if Liquidity is in excess of $50,000,000 both before and after giving effect thereto, $10,000,000) for each Fiscal Year to a charitable foundation established by any Borrower or the Parent;

                   (viii) dispositions as the result of any taking or condemnation so long as insurance or condemnation proceeds are received in connection therewith and are applied as required by Section 7.6; and

                   (ix) other sales of assets, including the sale of Securities of Subsidiaries, whether or not in the ordinary course of business, having an aggregate fair market value of not more than $15,000,000 pursuant to any one single disposition or $20,000,000 in the aggregate pursuant to several dispositions in any one Fiscal Year;

provided, that no disposition permitted above (other than transfers permitted by clause (i), (vi), (vii) or (viii)) in excess of $1,000,000 per transaction shall be permitted unless the price to be received therefor represents the then fair market value of the asset or property sold at the time of such disposition and (other than in the case of subleases or license arrangements) at least 70% of the price is to be paid in cash at the closing of the disposition.

               (b) Liens. No Borrower shall, nor permit the Parent to, create, incur, assume or permit to exist, directly or indirectly, any Lien on or with respect to any of its property except:

                   (i) Liens securing the Obligations;

                   (ii) Liens upon the interest or title of a lessor or secured by a lessor's interest under any lease under which any Borrower is the lessee and the interest of the lessee under any lease under which any Borrower is the lessor;

                   (iii) Permitted Liens;

                   (iv) Liens granted by any Borrower (including the interest of a lessor under a Capital Lease) and Liens on property existing at the time of acquisition thereof by such Borrower, in each case securing Debt permitted by Section 7.9(c), provided that such Liens are limited to the assets financed with such Debt;

                   (v) Permitted Existing Liens and any extensions, renewals and replacements thereof so long as (i) the amount of the obligations secured thereby is not increased in connection with any such extension, renewal or replacement and (ii) such Lien is limited to the property subject thereto prior to such extension, renewal or replacement;

                   (vi) Liens in respect of Debt of a Person permitted pursuant to Section 7.9(k) so long as such Liens attach only to Fixed Assets of such Person existing prior to the Acquisition or merger of such Person;

                   (vii) to the extent Debt secured thereby is permitted to be extended, renewed, replaced or refinanced, a future Lien upon any property which is subject to a Lien described in clause (vi) above, if such future Lien attaches only to the same property, secures only such permitted extensions, renewals, replacements or refinancings and is of like quality, character and extent; and

                   (viii) Liens on cash earnest money deposits in connection with Acquisitions otherwise permitted by this Agreement in an aggregate amount not to exceed $2,500,000 at any time outstanding.

         7.11 Investments. No Borrower shall, nor permit the Parent to, make or own, directly or indirectly, any Investment in any Person except:

               (a) Investments by the Parent and the Borrowers in Cash Equivalents;

               (b) Investments by any Borrower resulting from advances to the Parent to fund any of the items set forth in Section 7.13(a);

               (c) Investments by the Parent in ATI;

               (d) Investments by any Borrower in any other Borrower (other than any Investment made in connection with the Acquisition of any Borrower);

               (e) Investments by the Borrowers in joint ventures (in the form of corporations, partnerships or otherwise) and Unrestricted Subsidiaries; provided that, after giving effect to such Investment, the aggregate amount then outstanding of all such Investments (other than the AT Sourcing Obligation) in excess of the amount of Investments in joint ventures and Unrestricted Subsidiaries existing on the Effective Date by the Borrowers (including Investments in the nature of sales and transfers of assets for less than fair market value and Accommodation Obligations) shall not exceed $35,000,000; provided that (i) after giving effect to the making of any such Investment, Liquidity shall not be less than $35,000,000 and (ii) no Investments in joint ventures and Unrestricted Subsidiaries shall be made upon the occurrence and during the continuation of an Event of Default;

               (f) Investments not exceeding $10,000,000 at any one time outstanding in respect of loans to senior executives and key employees of the Parent or any Borrower; provided that (i) after giving effect to such Investment, Liquidity shall not be less than $35,000,000 and (ii) no such Investments shall be made upon the occurrence and during the continuation of an Event of Default;

               (g) Investments in the form of advance payments to suppliers not in excess of an aggregate amount of $20,000,000 outstanding at any one time, provided that, (i) after giving effect to such Investment, Liquidity shall not be less than $35,000,000 and (ii) no such Investments shall be made upon the occurrence and during the continuation of an Event of Default;

               (h) the Convertible Debentures Note;

               (i) Investments in respect of Hedge Agreements and Foreign Currency Exchange contracts entered into in the ordinary course of business and not for speculative purposes;

               (j) Investments the Borrowers made in connection with Acquisitions provided that the Person to be (or whose assets are to be) acquired does not oppose such Acquisition, the Person to be acquired will immediately become, directly or indirectly, a Wholly-Owned Subsidiary of ATI and the line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Borrowers at the time such Acquisition is consummated or is permitted to be conducted by the Borrowers pursuant to Section 7.14 and immediately prior to and immediately after giving effect to any such Acquisition (including reasonable estimates of any indemnification or purchase price adjustment obligations) (i) Liquidity shall not be less than $35,000,000, (ii) the pro forma Fixed Charge Coverage Ratio as of the most recently ended Twelve-Month Period for which financial statements have been delivered in accordance with
Section 5.2(b) shall be greater than 1.10 to 1.00, (iii) no Default or Event of Default shall have occurred and be continuing; provided that on the date of consummation of any Acquisition ATI shall deliver to the Agent a certificate of a Responsible Officer, prepared on a historical pro forma basis as of the most recent date for which financial statements have been furnished to the Agent giving effect to such Acquisition, demonstrating that the requirements of clauses (i), (ii) and (iii) above have been met; and

               (k) promissory notes and other similar non-cash consideration received by any Borrower in connection with dispositions of assets permitted by
Section 7.10(a);

               (l) Investments in securities of account debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors;

               (m) Investments consisting of Accommodation Obligations permitted under Section 7.12 and the exercise thereof;

               (n) Investments existing on the Effective Date and set forth on
Schedule 7.11;

               (o) Investments in the form of progress payments in connection with the development of software and related hardware made in the ordinary course of business and consistent with past practice of the Parent and the Borrowers; and

               (p) other Investments not permitted elsewhere in this Section
7.11 by any Borrower not in excess of an aggregate amount of $20,000,000 outstanding at any one time, provided that (i) after giving effect to such Investment, Liquidity shall not be less than $35,000,000 and (ii) no such Investments shall be made upon the occurrence and during the continuation of an Event of Default.

         7.12 Accommodation Obligations. No Borrower shall, nor permit the Parent to, create or become or be liable, directly or indirectly, with respect to any Accommodation Obligation except:

               (a) guaranties resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

               (b) obligations, warranties and indemnities, not relating to Debt of any Person, which have been or are undertaken or made in the ordinary course of business and not for the benefit or in favor of an Affiliate of any Borrower or such Subsidiary;

               (c) Accommodation Obligations of ATI in connection with (i) obligations of the Parent to fund (A) income and franchise taxes payable in such Fiscal Year owed by the Parent pursuant to the Tax Sharing Agreement dated as of July 12, 1989 between the Parent and ATI; (B) other ordinary operating expenses of the Parent not in excess of $500,000 in any Fiscal Year; (C) purchases of capital stock of the Parent held by employees of any Credit Party to enable such employee to pay withholding taxes in connection with the vesting of such stock and (D) the Parent's share of expenses incurred in connection with, any public offering of Common Stock; and (ii) the guaranty of the Convertible Debentures.

               (d) Accommodation Obligations of the Parent or any Borrower in respect of any obligations of any Borrower otherwise permitted hereunder; and

               (e) Accommodation Obligations with respect to obligations of Unrestricted Subsidiaries to the extent such Accommodation Obligations constitute Investments permitted by Section 7.11(e).

               (f) Accommodation Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Acquisitions or asset sales permitted by this Agreement; and

               (g) Accommodation Obligations in respect of performance bonds, surety bonds, appeal bonds or custom bonds required in the ordinary course of business or in connection with judgments that do not result in an Event of Default.

         7.13 Restricted Payments. No Borrower shall, nor permit the Parent to, declare or make any Restricted Payment except:

               (a) dividends paid and declared in any Fiscal Year by ATI to the Parent to fund (i) income and franchise taxes payable in such Fiscal Year owed by the Parent pursuant to the Tax Sharing Agreement dated as of July 12, 1989 between the Parent and ATI; (ii) other ordinary operating expenses of the Parent not in excess of $500,000 in any Fiscal Year; (iii) purchases of Common Stock of the Parent held by employees of any Credit Party to enable such employee to pay withholding taxes in connection with the vesting of such stock and (iv) the Parent's share of expenses incurred in connection with, any public offering of Common Stock;

               (b) any Restricted Payment made by any Borrower (other than ATI) on its capital stock;

               (c) Restricted Payments by the Parent or any Borrower (in addition to payments made pursuant to clause (a)(i) of this Section) to acquire shares of Common Stock from employees of the Parent, any Borrower in an aggregate amount not exceeding $100,000 in any Fiscal Year;

               (d) Restricted Payments by ATI to the Parent to concurrently fund (i) any dividend, redemption, retirement, sinking fund, or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of Common Stock of the Parent now or hereafter outstanding; provided that (A) after giving effect to such payment, Liquidity shall be greater than $35,000,000, and (B) immediately prior to and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (ii) any payment or prepayment of principal of, premium, if any, and any redemption, purchase, retirement or defeasance of, or sinking fund or similar payment with respect to the Convertible Debentures; provided that (A) for the sixty (60) consecutive days prior to, and after giving effect to any such payment or prepayment, Liquidity shall be greater than $35,000,000 and (B) no Event of Default shall have occurred and be continuing either immediately prior to or after giving effect to such payment or prepayment; and

               (e) Restricted Payments by ATI to the Parent to concurrently fund payments of interest on the Convertible Debentures by the Parent so long as no notice of Event of Default shall have been delivered to ATI by the Agent or any Lender.

         7.14 Conduct of Business. No Borrower shall, nor permit any of its Restricted Subsidiaries to, engage in any business other than (a) the business engaged in by such Borrower or such Subsidiary on the date hereof and other businesses similar or related thereto; and (b) any business activities related to the home furnishings industry.

         7.15 Transactions with Affiliates. No Borrower shall, nor permit the Parent to, at any time after the Effective Date directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates outside the ordinary course of its business or inconsistent with past practices or on terms that are less favorable to it than those fair and reasonable terms that might be obtained in a comparable arms-length transaction at the time; provided that the foregoing restriction shall not apply to transactions among any Borrower and any other Borrower, customary fees paid to members of the Board of Directors of any Borrower or the Parent or arrangements permitted under Section 7.11(f) or the business contemplated by the joint ventures permitted under Section 7.11(e).

         7.16 Restriction on Fundamental Changes.

               (a) No Borrower shall, nor permit the Parent to, enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired, except (i) as otherwise permitted under Section 7.10(a),
(ii) that any Borrower may merge into or convey, sell, lease or transfer all or substantially all of its assets to, any other Borrower, (iii) that nothing contained herein shall prohibit any Subsidiary of ATI from voluntarily dissolving or liquidating if in the reasonable opinion of ATI's senior management such dissolution or liquidation has no reasonable likelihood of having a Material Adverse Effect and (iv) the merger of any Person with or into a Borrower if the Acquisition of the capital stock of such Person by such Borrower would have been permitted under Section 7.11(j); provided, that (x) in the case of ATI, ATI shall be the continuing or surviving Person and (y) if a Borrower (other than ATI) is not the surviving or continuing Person, the surviving Person becomes a Borrower and a party to this Agreement and all other applicable Loan Documents in accordance with Section 7.27(c).

               (b) No Borrower shall, nor permit the Parent to, amend its Certificate of Incorporation or By-Laws in a manner that is in any way adverse to the rights of the Agent and the Lenders hereunder.

         7.17 ERISA. No Borrower shall, nor permit any of its ERISA Affiliates to, do any of the following to the extent that such act or failure to act would in the aggregate, after taking into account any other such acts or failures to act, have a Material Adverse Effect.

               (a) Engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

               (b) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), whether or not waived;

               (c) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of any Borrower or any ERISA Affiliate under Title IV of ERISA;

               (d) fail, or permit any ERISA Affiliate to fail, to make any contribution or payment to any Multiemployer Plan which any Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

               (e) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or

               (f) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability for the plan year such that any Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code.

         7.18 Sales and Leasebacks. No Borrower shall, nor permit the Parent to, become liable, directly or by way of any Accommodation Obligation, with respect to any lease, whether an Operating Lease or a Capital Lease, of any property whether now owned or hereafter acquired, (a) which any Borrower has sold or transferred or is to sell or transfer to any other Person, or (b) which such Borrower intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by that entity to any other Person in connection with such lease.

         7.19 Convertible Debentures and other Debt.

               (a) No Change. Except as permitted by Section 7.9(h), no Borrower shall, nor permit the Parent to, amend, supplement or modify the terms of the Convertible Debentures or the Convertible Debentures Note (i) which relate to subordination, interest (including options to pay in kind), principal, tenor, maturity, payments in respect of redemptions, repurchases, sinking fund, principal, interest or other payments, or the acceleration thereof or any rescission of acceleration or (ii) except if necessary to comply with the provisions of the Trust Indenture Act of 1939 or (iii) by making more restrictive, or adding, covenants, breaches, defaults, or events of default, or
(iv) by shortening cure periods, or (v) in any other manner that would be adverse to the rights or interests of the Borrowers, the Agent or the Lenders.

               (b) Notices. ATI shall, or cause the Parent to, deliver to the Agent (i) a copy of each notice or other written communication delivered by or on behalf of the Parent or ATI to any trustee under the Convertible Debenture Indenture, such delivery to be made at the same time and by the same means as such notice or other written communication is delivered to such Person, and
(ii) a copy of each notice or other written communication received by ATI or the Parent from the trustee under the Convertible Debenture Indenture, such delivery to be made promptly after such notice or other written communication is received by ATI or the Parent.

         7.20 Margin Regulations. No portion of the proceeds of any credit extended under this Agreement shall be used, directly or indirectly, in any manner which might cause any Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Federal Reserve Board or to violate the Exchange Act or the Securities Act, in each case as in effect on the date or dates of such Borrowing and such use of proceeds.

         7.21 Change of Fiscal Year. Neither the Parent nor any Borrower shall change its Fiscal Year.

         7.22 Subsidiaries.

               (a) No Borrower shall, nor permit the Parent to, hereafter (i) become a general partner in any general partnership or limited partnership or
(ii) organize or acquire any other Person, except (A) any Borrower may organize or acquire any new Wholly Owned Subsidiary that becomes a Borrower pursuant to the terms of Section 7.27(c) and (B) subject to the provisions of Section 7.27(d), any Borrower may organize or acquire any new joint venture (other than a general partnership) or Unrestricted Subsidiary permitted pursuant to Section 7.11(e).

               (b) No Borrower shall create or otherwise become effective any consensual encumbrance or restriction of any kind, other than those contemplated in the Loan Documents, on the ability of any Borrower to pay dividends or make any other distribution in respect of its stock or make any other Restricted Payment, pay any Debt or other obligation owed to any other Borrower, make loans or advances or other Investments in any other Borrower or sell, transfer or otherwise convey any of its property to any other Borrower except (i) in connection with any document or instrument governing Liens permitted by Section 7.10(b)(iv) provided that such restriction contained therein relates only to the asset or assets subject to such Lien or (ii) any lease the terms of which prohibit the transfer of such lease to any Credit Party or otherwise.

         7.23 Consignment of Title Documents. At any time at the request of the Agent or the Required Lenders (i) after the occurrence and during the continuation of an Event of Default or (ii) during any period that Liquidity is less than $35,000,000, each Borrower shall deliver or cause to be delivered to the Agent for the benefit of the Lenders any title or similar documents (including, without limitation, warehouse receipts), and/or cause the Agent to be named as consignee, in each case in respect of goods covered or originally covered by a Letter of Credit (including any Existing Letter of Credit).

         7.24 Fixed Charge Coverage Ratio. As of the end of each month during which an Illiquidity Period shall be in effect, ATI shall maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 for each Twelve-Month Period ended on the last day of such month; provided, however, that, notwithstanding the foregoing, for any month ending prior to February 1, 2004 during which an Illiquidity Period shall be in effect, ATI shall be required to maintain a Fixed Charge Coverage Ratio for the Twelve-Month Period ended on the last day of such month of not less than 1.00 to 1.00.

         7.25 [Intentionally Omitted].

         7.26 Further Assurances. The Credit Parties shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

         7.27 Pledge of After-Acquired Property; Additional Borrowers. (a) With respect to any property acquired after the Effective Date by the Parent or any Borrower (other than (1) any property described in paragraph (b), (c) or (d) below, (2) any property subject to a Lien expressly permitted by Section 7.10(b)(iv) and (vi), and (3) leasehold interests and motor vehicles) as to which the Agent, for the benefit of the Lenders, does not have a perfected Lien, the applicable Borrower shall, or shall cause the Parent to, promptly (i) execute and deliver to the Agent such amendments to the Pledge and Security Agreement, or such other documents as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Agent, for the benefit of the Lenders, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be requested by the Agent; provided that the Borrowers shall not be required to update (or reimburse the Agent for any update) any filings with the U.S. Patent & Trademark Office more frequently than once per year.

               (b) With respect to any fee interest in any real property having an Appraised Value (together with improvements thereof) of at least $7,500,000 acquired after the Effective Date by the Parent or any Borrower (other than any such real property subject to a Lien expressly permitted by Section 7.10(b)(iv) or (vi)), the applicable Borrower shall, or shall cause the Parent to, promptly
(i) execute and deliver a first priority mortgage, in favor of the Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Agent in connection with such mortgage or deed of trust, each of the foregoing in form and substance reasonably satisfactory to the Agent and
(iii) if requested by the Agent, deliver to the Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

               (c) With respect to any Subsidiary other than an Unrestricted Subsidiary created or acquired after the Effective Date, the applicable Borrower shall promptly (i) cause such new Subsidiary (A) to become a party to this Agreement as a "Borrower" hereunder, (B) to take such actions necessary or advisable to grant to the Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Security Instruments with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Instruments or by law or as may be requested by the Agent and (C) to deliver to the Agent a certificate of such Subsidiary of the type delivered on the Effective Date with respect to other Borrowers in form and substance satisfactory to the Agent, (ii) execute and deliver to the Agent such amendments to the Security Instruments and UCC-1 financing statements as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Lenders, a perfected first priority security interest in the Securities of such new Subsidiary that are owned by any Borrower, (iii) deliver to the Agent the certificates, if any, representing such Securities, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of such Borrower, (iii) and (iv) if requested by the Agent, deliver to the Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

               (d) With respect to any new Unrestricted Subsidiary created or acquired or any new Investment permitted under this Agreement arising after the Effective Date, the applicable Borrower shall promptly take any action and execute and deliver to the Agent all documents and agreements required by the applicable Security Instruments.

         7.28 Cash Collateral and Deposit Accounts.

                  (a) Until the Agent notifies ATI to the contrary, the Credit Parties shall make collection of all Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into one or more Approved Deposit Accounts established in the name of such Credit Party. All amounts deposited into such Approved Deposit Accounts shall be swept on a daily basis and transferred to the Payment Account for further dispersal subject to the Blocked Account Agreement. None of the Borrowers shall make any material change in their cash management practices, including any change that would cause amounts held in any Approved Deposit Account not to be swept on a daily basis to the Payment Account. Following receipt of written notice from the Agent that an Activation Period (as defined below) exists and until receipt of written notice from the Agent that all Activation Periods have terminated, the Clearing Bank shall not permit any Credit Party to make any withdrawals from the Payment Account. Prior to or after the termination of an Activation Period, the Credit Parties shall have the right to operate and transact business through the Payment Account in normal fashion, including making withdrawals from the Payment Account, but covenants to the Agent it will not close the Payment Account. No later than two (2) Business Days following the commencement of the Activation Period, and continuing on each Business Day thereafter, the Clearing Bank shall transfer all collected and available balances in the Payment Account to the Agent as the Agent shall direct. The "Activation Period" means each period which
(a) commences upon the day that either (i) Liquidity is less than $30,000,000 or
(ii) an Event of Default has occurred and is continuing, and (b) terminates on the day Liquidity is in excess of $50,000,000 for a period of fifteen (15) consecutive days or such Event of Default has been waived, as applicable.

               (b) To the extent there are no Loans outstanding after application of such collections in a Payment Account and no Event of Default exists and no Activation Period is otherwise in effect, the Borrowers may direct, or the Agent may in its discretion without such direction direct, that any excess collections be deposited in the Designated Account. The Agent or the Agent's designee may, at any time that an Event of Default exists, notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, each Credit Party, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall reasonably require to grant the Agent access to any post office box in which collections of Accounts are received.

               (c) If sales of Inventory are made or services are rendered for cash, each Credit Party shall promptly deliver to the Agent or deposit into a Deposit Account which is swept in the ordinary course of business into the Payment Account the cash which such Credit Party receives.

               (d) All payments received by the Agent at a bank account designated by it, will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Loan Account immediately (conditional upon final collection) if received no later than 12:00 noon (New York City time) and otherwise on the next Business Day.

                                   ARTICLE 8
                             CONDITIONS OF LENDING

         8.1 Conditions Precedent to Making of Loans on the Effective Date. The obligation of the Lenders to make the initial Revolving Loans on the Effective Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Effective Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

               (a) This Agreement and the other Loan Documents shall have been executed by each party thereto and the Borrowers shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Borrowers before or on such Effective Date.

               (b) Immediately after making the Revolving Loans (including such Revolving Loans made to finance the Closing Fee or otherwise as reimbursement for fees, costs and expenses then payable under this Agreement), if any, on the Effective Date and after giving effect to any Letters of Credit issued on the Effective Date, and with all its obligations current, the Borrowers shall have Availability of at least $50,000,000.

               (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date (other than representations and warranties which expressly speak only as of a different date).

               (d) No Default or Event of Default shall have occurred and be continuing after giving effect to the Credit Extensions to be made on the Effective Date.

               (e) The Agent and the Lenders shall have received such opinions of counsel for the Borrowers and the other Credit Parties as the Agent shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

               (f) Copies of the Convertible Debenture Indenture certified as true and correct by a Responsible Officer.

               (g) The Agent shall have received:

                      (i) fully completed financing statements to be filed under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Liens; and

                      (ii) duly executed UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the property of the Credit Parties except Permitted Liens.

               (h) The Borrowers shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

               (i) The Agent shall have received, in form, scope, and substance, reasonably satisfactory to the Agent, evidence of all insurance coverage as required by this Agreement.

               (j) The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Parent and each Borrower and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

               (k) All proceedings taken in connection with the execution of this Agreement, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

               (l) Without limiting the generality of the items described above, each Borrower and each Person guarantying or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the "Closing Checklist" delivered by the Agent to ATI prior to the Effective Date.

         The acceptance by the Borrowers of any Credit Extension made on the Effective Date shall be deemed to be a representation and warranty made by the Borrowers to the effect that all of the conditions precedent to the making of such Credit Extension have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of each Borrower, dated the Effective Date, to such effect.

         Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 8.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 8.1, and (iii) all documents sent to such Lender for approval consent, or satisfaction were acceptable to such Lender.

         8.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Effective Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue or permit the renewal (automatic or otherwise) of any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such Borrowing:

               (a) The following statements shall be true, and the acceptance by any Borrower of any Credit Extension shall be deemed to be a statement to the effect set forth in clauses (i), (ii) and (iii) with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such Borrowing, stating that:

                      (i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such Credit Extension and are deemed made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by any Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

                      (ii) No event has occurred and is continuing, or would result from such Credit Extension, which constitutes a Default or an Event of Default; and

                      (iii) No event has occurred and is continuing, or would result from such Credit Extension, which has had or would have a Material Adverse Effect.

               (b) No such Borrowing shall exceed Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of Sections 1.2(h) and (i).

                                   ARTICLE 9
                               DEFAULT; REMEDIES

         9.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

               (a) any failure by any Borrower to pay (i) the principal of or interest or premium on any of the Obligations or any fee when due, whether upon demand or otherwise or (ii) any other amount owing hereunder when due, whether upon demand or otherwise and such failure shall continue for a period of five
(5) or more Business Days;

               (b) any representation or warranty made or deemed made by any Borrower in this Agreement or by any Credit Party in any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Borrower or any of its Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

               (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 7.2, 7.9 through
7.25 or 7.28 (including any corresponding default of the Parent under Section 4(g) of the Parent Guaranty), (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2,
5.3 or 7.5 (including any corresponding default of the Parent under Section 4(g) of the Parent Guaranty) and such default shall continue for five (5) Business Days or more; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, or any other agreement entered into at any time to which any Borrower or any Subsidiary and the Agent or any Lender are party (excluding in respect of any Bank Products) and such default shall continue for thirty (30) days or more after the occurrence thereof;

               (d) any default shall occur with respect to any Debt (other than the Obligations) of any Borrower or any of its Subsidiaries in an outstanding principal amount which exceeds $5,000,000 ("Material Debt"), or under any agreement or instrument under or pursuant to which any such Material Debt may have been issued, created, assumed, or guaranteed by any Borrower or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Material Debt to accelerate, the maturity of any such Material Debt; or any such Material Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

               (e) the Parent, any Borrower or any Subsidiary shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Bankruptcy Code or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

               (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Parent, any Borrower or any Subsidiary or for any other relief under the Bankruptcy Code or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition or proceeding shall continue in effect and not be dismissed or stayed for a period of sixty (60) consecutive days after the filing or commencement thereof, or an order of relief shall be entered with respect thereto under the Bankruptcy Code;

               (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Parent, any Borrower or any Subsidiary or for all or any material part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any material part of the property of the Parent, any Borrower or any of its Subsidiaries;

               (h) the Parent, any Borrower or any Subsidiary shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof except as permitted by Section 7.16(a)(iii);

               (i) all or any material part of the property of any Credit Party shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of such Credit Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

               (j) any Loan Document shall be terminated, revoked or declared void, invalid or unenforceable or challenged by any Borrower or any other Credit Party;

               (k) one or more judgments, orders, decrees or arbitration awards is entered against any Credit Party involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of sixty (60) days after the entry thereof;

               (l) any loss, theft, damage or destruction of any item or items of Collateral or other property of any Credit Party occurs which would reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

               (m) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

               (n) ERISA Liabilities. Any Termination Event occurs which will or is reasonably likely to subject either ATI or an ERISA Affiliate to a liability which will or is reasonably expected to have a Material Adverse Effect; or

               (o) there occurs a Change in Control.

        9.2 Remedies.

               (a) If a Default or an Event of Default exists and has not been waived in accordance with this Agreement, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrowers: (i) reduce the Total Facility Amount, or the advance rates against Eligible Accounts used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit. If an Event of Default exists, the Agent shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the
Borrowers: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h) as to any Credit Party, the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrowers to cash collateralize all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

               (b) If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the applicable Borrower's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the applicable Borrower shall, upon the Agent's demand, at such Borrower's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and
(iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable in its sole discretion and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to such Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to such Borrower's address specified in or pursuant to Section 13.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to such Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Borrower irrevocably waives: (A) the posting of any bond, surety or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. To the extent not prohibited by applicable law or by any material contract of any Credit Party, the Agent is hereby granted a license or other right to use, without charge, such Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and such Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations. The Agent will return any excess to such Borrower and such Borrower shall remain liable for any deficiency.

               (c) If an Event of Default occurs and is continuing, each Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

                                  ARTICLE 10
                              TERM AND TERMINATION

         10.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent upon direction from the Required Lenders may terminate this Agreement without notice upon the occurrence and during the continuance of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties (but excluding obligations under Bank Products)) shall become immediately due and payable and the Borrowers shall immediately arrange for the Letters of Credit then outstanding to be Fully Supported. Notwithstanding the termination of this Agreement and subject to any provisions of this Agreement that expressly survive termination hereof, until all Obligations are indefeasibly paid and performed in full in cash, each Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                  ARTICLE 11
          AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

         11.1 Amendments and Waivers.

               (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower or any other Credit Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and each Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and each Borrower and acknowledged by the Agent, do any of the following:

                      (i) increase or extend the Commitment of any Lender;

                      (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                      (iii) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                      (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                      (v) increase any of the percentages set forth in the definition of the Borrowing Base or in the proviso to Section 1.2(i);

                      (vi) amend this Section or any provision of this Agreement providing for consent or other action by all Lenders;

                      (vii) release any Borrower or any Guaranties of the Obligations or release Collateral other than as permitted by Sections 7.16(a)(iii) and 12.11;

                      (viii) change the definition of "Required Lenders"; or

                      (ix) increase the Total Facility Amount or Letter of Credit Subfacility;

provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in clauses (v) and (ix) above and any other terms of this Agreement, make Agent Advances in accordance with Section 1.2(i) and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and provided further, that
Schedule 1.1 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

               (b) If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Agent's election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

               (c) If, in connection with any proposed amendment, waiver or consent (a "Proposed Change") requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (c) being referred to as a "Non-Consenting Lender"), then, so long as the Agent is not a Non-Consenting Lender, at the Borrowers' request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent's approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders' Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

         11.2 Assignments; Participations.

               (a) Any Lender may assign and delegate to one or more Eligible Assignees (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $1,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $5,000,000); provided, however, that the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers (or ATI on behalf of the Borrowers) and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrowers (or ATI on behalf of the Borrowers) and the Agent an Assignment and Acceptance in the form of Exhibit F ("Assignment and Acceptance") together with any note or notes subject to such assignment and
(iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500. Each Borrower agrees to promptly execute and deliver promissory notes and replacement promissory notes as reasonably requested by the Agent or any Lender to evidence assignments of the Loans and Commitments in accordance herewith.

               (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

               (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Borrower to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

               (d) Immediately upon satisfaction of the requirements of Section 11.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

               (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of any Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Section 11.1(a)(i), (ii) and (iii), and (v) all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. If a Lender sells a participating interest in its Loans, commitments or other interests hereunder as described above, such Lender shall thereafter maintain at its address specified on the signature pages hereto, as agent for the Borrowers, a register (the "Participation Register") for the recordation of the names and addresses of each Participant and the principal amounts of each such participation. A Participant may not, with respect to such participation, enter into any subparticipation or otherwise subdivide, sell, transfer or assign any of its rights therein without prior written consent of the applicable Lender, which consent shall not be unreasonably withheld or delayed. In the event that the Lender consents to the proposed subparticipation, sale, transfer or assignment of or with respect to any participation (any such subdivision, sale, transfer or assignment, a "Transfer"), the Lender shall thereafter maintain at its address specified on the signature pages hereto a copy of the written consent to such Transfer sand shall record the names and addresses of each transferee (a "Transferee") and the principal amount of each such Transfer in the Participation Register.

               (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                  ARTICLE 12
                                   THE AGENT

         12.1 Appointment and Authorization. Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 12. Except for Section 12.10, the provisions of this Article 12 are solely for the benefit of the Agent and the Lenders and the Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to Section 1.2(i), and (c) the exercise of remedies pursuant to Section 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

         12.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         12.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any of any Borrower's Subsidiaries or Affiliates.

         12.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         12.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or any Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         12.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of any Borrower and its respective Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower and its respective Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower which may come into the possession of any of the Agent-Related Persons.

         12.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 13.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting directly from such Agent-Related Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         12.8 Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Borrower and its respective Subsidiaries and Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding any Borrower, its respective Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of such Borrower or such Subsidiary) and acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

         12.9 Successor Agent. The Agent may resign as Agent upon at least 30 days' prior notice to the Lenders and the Borrowers (or to ATI on behalf of the Borrowers), such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders reasonably acceptable to the Borrowers. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         12.10 Withholding Tax.

               (a) If any Non-U.S. Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Non-U.S. Lender agrees with and in favor of the Agent, to deliver to the Agent and the Borrowers (or ATI on behalf of the Borrowers):

                      (i) if such Non-U.S. Lender claims an exemption from, or a reduction of, withholding tax under a United States of America tax treaty, properly completed IRS Forms W-8BEN and W-8ECI before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                      (ii) if such Non-U.S. Lender claims that interest paid under this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of such Non-U.S. Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Non-U.S. Lender and in each succeeding taxable year of such Non-U.S. Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                      (iii) such other form or forms as may be required under the Code or other laws of the United States of America as a condition to exemption from, or reduction of, United States of America withholding tax.

Such Non-U.S. Lender agrees to promptly notify the Agent and the Borrowers (or ATI on behalf of the Borrowers) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

               (b) If any Non-U.S. Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form W-8BEN and such Non-U.S. Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Non-U.S. Lender (including any transfer of the Obligations to a new lending office of such Non-U.S. Lender), such Non-U.S. Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrowers to such Non-U.S. Lender. To the extent of such percentage amount, the Agent will treat such Non-U.S. Lender's IRS Form W-8BEN as no longer valid.

               (c) If any Non-U.S. Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Non-U.S. Lender, such Non-U.S. Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

               (d) If any Non-U.S. Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Non-U.S. Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Non-U.S. Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax without reduction. The Borrowers shall have no liability under Section 4.1 or otherwise with respect to amounts paid by the Agent pursuant to this Section 12.10(d).

               (e) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent and/or any Borrower, as applicable did not properly withhold tax from amounts paid to or for the account of any Non-U.S. Lender (because the appropriate form was not delivered, was not properly executed, or because such Non-U.S. Lender failed to notify the Agent and/or such Borrower, as applicable of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Non-U.S. Lender shall indemnify the Agent and/or such Borrower, as applicable fully for all amounts paid, directly or indirectly, by the Agent and/or such Borrower, as applicable as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent and/or such Borrower, as applicable under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Non-U.S. Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         12.11 Collateral Matters.

               (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Loans and reimbursement obligations in respect of Letters of Credit, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if such Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 7.10 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which such Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to such Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $5,000,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent's Liens on Collateral valued in the aggregate not in excess of $10,000,000 during each Fiscal Year with the prior written authorization of Required Lenders. Upon request by the Agent or the Borrowers at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 12.11.

               (b) Upon receipt by the Agent of any authorization required pursuant to Section 12.11(a) from the Lenders of the Agent's authority to release Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrowers in respect of) all interests retained by such Borrower, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

               (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         12.12 Restrictions on Actions by Lenders; Sharing of Payments.

                  (a) Each of the Lenders agrees that it shall not, without the express consent of the Agent and the Required Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Agent and the Required Lenders, set off against the Obligations, any amounts owing by such Lender to any Borrower or any accounts of any Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any Borrower, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

               (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of any Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         12.13 Agency for Perfection. Each Lender hereby appoints the Agent and each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

         12.14 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Effective Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans otherwise. Unless the Agent receives notice from any Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Agent may assume that such Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         12.15 Settlement.

               (a) (i) Each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                      (ii) The Agent shall request settlement ("Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (New York City time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to each Settlement to the Agent, to Agent's account, not later than 2:00 p.m. (New York City time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount required hereunder to be so transferred is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans
(A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (B) for itself, with respect to each Agent Advance, but only to the extent such amount is not paid by such Borrower.

                      (iii) Notwithstanding the foregoing, not more than one
(1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Loans, but only to the extent such amount is not paid by such Borrower.

                      (iv) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to clause (iii) above, the Agent shall promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.

                      (v) Between Settlement Dates, the Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

                      (vi) Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Non-Ratable Loan.

               (b) Lenders' Failure to Perform. All Revolving Loans (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

               (c) Defaulting Lenders. Unless the Agent receives notice from a Lender on or prior to the Effective Date or, with respect to any Borrowing after the Effective Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender's Pro Rata Share of a Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If any Lender has not transferred, on the date required hereunder, its full Pro Rata Share of any required funding to the Agent in immediately available funds and the Agent has transferred the corresponding amount to a Borrower, such Lender, on the Business Day following such date, shall make such amount available to the Agent, together with interest at the Federal Funds Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If a Lender's full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender's Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the applicable Borrower of such failure to fund and, upon demand by the Agent, such Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender's failure to advance such other Lenders' Pro Rata Share of any Borrowing.

               (d) Retention of Defaulting Lender's Payments. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan any Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to any Borrower shall bear interest at the rate applicable to Base Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (A) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (B) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.

         12.16 Letters of Credit; Intra-Lender Issues.

               (a) Notice of Letter of Credit Balance. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.

               (b) Participations in Letters of Credit.

                      (i) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 1.4(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit (including all obligations of the applicable Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                      (ii) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit as to which the Agent has previously received for the account of a Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

                      (iii) Documentation. Upon the request of any Lender, the Agent shall, to the extent delivered to the Agent by the applicable Letter of Credit Issuer, furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                      (iv) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of any Borrower for whose account the Letter of Credit was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

                         (1) any lack of validity or enforceability of this
               Agreement or any of the other Loan Documents;

                         (2) the existence of any claim, setoff, defense or
               other right which such Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between such Borrower or any other Person and the beneficiary named in any Letter of Credit);

                         (3) any draft, certificate or any other document
               presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                         (4) the surrender or impairment of any security for
               the performance or observance of any of the terms of any of the Loan Documents;

                         (5) the occurrence of any Default or Event of Default;
               or

                         (6) the failure of such Borrower to satisfy the
               applicable conditions precedent set forth in Article 8.

               (c) Recovery or Avoidance of Payments; Refund of Payments In Error. In the event any payment by or on behalf of a Borrower received by the Agent with respect to any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the applicable Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Agent may assume that such Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

               (d) Indemnification by Lenders. To the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Letter of Credit Issuer to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by any Borrower to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by such Borrower. The agreement contained in this Section shall survive payment in full of all other Obligations.

         12.17 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or the Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, reimbursement obligations under Letters of Credit, Agent Advances, Non-Ratable Loans, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

         12.18 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

               (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Agent;

               (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

               (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Borrowers and will rely significantly upon the Borrowers' books and records, as well as on representations of the Borrowers' personnel; and

               (d) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of any Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         12.19 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

         12.20 Co-Agents. None of the Lenders identified on the facing page or signature pages of this Agreement as a "syndication agent" or a "documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-agent" or a "documentation agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE 13
                                   GUARANTEES

         13.1 Guaranty. Each Borrower hereby jointly and severally, unconditionally, continually and irrevocably guarantees to the Agent, for its benefit and the benefit of the Lenders and the Letter of Credit Issuers, the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, and in accordance with the terms and conditions of this Agreement, of all of the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against any other Borrower, now or hereafter existing, or due or to become due (all such indebtedness, liabilities and obligations being hereinafter collectively referred to as the "Guaranteed Obligations") This Section 13.1 continues, reaffirms and amends, as the case may be, the guarantees under the Original Subsidiary Agreements and the Restated Subsidiary Guaranty. Notwithstanding the foregoing, the liability of each Borrower individually with respect to its Guaranteed Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         13.2 Contribution. The Borrowers hereby agree as among themselves that, if any Borrower shall make an Excess Payment (as defined below), such Borrower shall have a right of contribution from each other Borrower in an amount equal to such other Borrower's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Borrower under this paragraph shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been paid in full and all Commitments have been terminated, and none of the Borrowers shall exercise any right or remedy under this paragraph against any other Borrower until the Guaranteed Obligations have been paid in full and all Commitments have been terminated. For purposes of this paragraph, (a) "Excess Payment" shall mean the amount paid by any Borrower in excess of its Pro Rata Guaranty Share of any Guaranteed Obligations; (b) "Pro Rata Guaranty Share" shall mean, for any Borrower in respect of any payment of Obligations by such Borrower, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrowers hereunder) of the Borrowers; provided, however, that, for purpose of calculating the Pro Rata Guaranty Shares of the Borrowers in respect of any payment of Guaranteed Obligations, any Borrower that became a Borrower subsequent to the date of any such payment shall be deemed to have been a Borrower on the date of such payment and the financial information for such Borrower as of the date such Borrower became a Borrower shall be utilized for such Borrower in connection with such payment; and (c) "Contribution Share" shall mean, for any Borrower in respect of any Excess Payment made by any other Borrower, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrowers other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrowers hereunder) of the Borrowers other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Borrowers in respect of any Excess Payment, any Borrower that became a Borrower subsequent to the date of any such Excess Payment shall be deemed to have been a Borrower on the date of such Excess Payment and the financial information for such Borrower as of the date such Borrower became a Borrower shall be utilized for such Borrower in connection with such Excess Payment.

         13.3 Waivers; Other Agreements. (i) Subject to the terms hereof, the Agent is hereby authorized by the Borrowers (subject to any additional authorization required by the Lenders or the Required Lenders), without notice to or demand upon any Borrower, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of any Borrower hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

               (A) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including this Agreement and the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Agent, including, without limitation, any increase or decrease of the rate of interest thereon;

               (B) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Guaranteed Obligations, or any part thereof, or any other instrument or agreement in respect of the Guaranteed Obligations (including this Agreement and the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Agent;

               (C) accept partial payments on the Guaranteed Obligations;

               (D) receive, take and hold additional security or collateral for the payment of the Guaranteed Obligations, or for the payment of any other guaranties of the Guaranteed Obligations or other liabilities of any Borrower, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

               (E) apply any and all such security or collateral and direct the order or manner of sale thereof as the Agent may determine in its sole discretion;

               (F) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guaranteed Obligations or any other guaranty therefor, in any manner;

               (G) add, release or substitute any one or more other guarantors, makers or endorsers of the Guaranteed Obligations and otherwise enforce its rights under the Loan Documents against any Borrower or any other guarantor, maker or endorser as the Agent may elect in its sole discretion;

               (H) apply any and all payments or recoveries from any Borrower, from any other guarantor, maker or endorser of the Guaranteed Obligations to the Obligations in such order as provided in Section
         3.8 hereof, whether such Guaranteed Obligations are secured or unsecured or guaranteed or not guaranteed by others;

               (I) apply any and all payments or recoveries from any Borrower or any other guarantor, maker or endorser of the Guaranteed Obligations or sums realized from security furnished by any of them upon any of their indebtedness or obligations to the Agent as the Agent in its sole discretion, may determine, whether or not such indebtedness or obligations relate to the Guaranteed Obligations; and

               (J) refund at any time, at the Agent's sole discretion, any payment received by the Agent in respect of any Guaranteed Obligations, and payment to the Agent of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Agreement shall have been cancelled or surrendered (or any release or termination of any collateral by virtue thereof) by the Agent, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Borrower hereunder in respect of the amount so refunded (and any collateral so released or terminated shall be reinstated with respect to such obligations);

         even if any right of reimbursement or subrogation or other right or remedy of any Borrower is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Guaranteed Obligations which impairs any subrogation, reimbursement or other right of such Borrower).

         The foregoing provisions are intended to eliminate suretyship defenses and are not intended to affect the operation of Section 11.1.

                      (ii) Each Borrower hereby waives:

               (A) any requirements of diligence or promptness on the part of the Agent;

               (B) presentment, demand for payment or performance and protest and notice of protest with respect to the Guaranteed Obligations;

               (C) notices (I) of nonperformance, (II) of acceptance of this Agreement, (III) of default in respect of the Guaranteed Obligations,
         (IV) of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to any Borrower or otherwise, (V) that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Obligations is due, (VI) of any and all proceedings to collect from any Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, and (VII) of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of the Guaranteed Obligations or any guaranty therefor;

               (D) any right to require the Agent to (I) proceed first against any other Borrower, or any other person whatsoever, (II) proceed against or exhaust any security given to or held by the Agent in connection with the Guaranteed Obligations, or (III) pursue any other remedy in the Agent's power whatsoever;

               (E) any defense arising by reason of (I) any disability or other defense of any Borrower, (II) the cessation from any cause whatsoever of the liability of any Borrower, (III) any act or omission of the Agent or others which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of any Borrower or any security given to or held by the Agent in connection with the Guaranteed Obligations;

               (F) any and all other suretyship defenses under applicable law;

               (G) the benefit of any statute of limitations affecting the Guaranteed Obligations or such Borrower's liability hereunder or the enforcement hereof.

               (H) in connection with the foregoing, each Borrower covenants that this Agreement shall not be discharged, except by complete performance of the obligations contained herein.

                      (iii) Each Borrower hereby assumes responsibility for keeping itself informed of the financial condition of each other Borrower, of any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal and each Borrower hereby agrees that the Agent shall not have any duty to advise any Borrower of information known to the Agent regarding such condition or any such circumstances.

                      (iv) Each Borrower hereby agrees that any indebtedness of any Borrower now or hereafter owing to such Borrower is hereby subordinated to all of the Guaranteed Obligations, whether heretofore, now or hereafter created (the "Subordinated Debt"), and that without the prior consent of the Agent, the Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations have been paid in full, the commitments of the Lenders to extend credit under the Credit Agreement have been terminated, no Letters of Credit are outstanding and the Credit Agreement has been terminated and is of no further force or effect, except that payments of principal and interest on the Subordinated Debt shall be permitted so long as no Default or Event of Default shall have occurred and be continuing to the extent such payments would not render such Borrower incapable of performing the Guaranteed Obligations. No Borrower will accept any payment of or on account of any Subordinated Debt at any time in contravention of the foregoing. At the request of the Agent, each Borrower shall pay to the Agent all or any part of the Subordinated Debt and any amount so paid to the Agent shall be applied to payment of the Guaranteed Obligations. Each payment on the Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by the relevant Borrower as trustee for the Agent and shall be paid over to the Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner such Borrower's liability under any of the provisions of this Agreement. Each Borrower agrees to file all claims against any other Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Subordinated Debt, and the Agent shall be entitled to all of such Borrower's right thereunder. If for any reason the relevant Borrower fails to file such claim at least thirty (30) days prior to the last date on which such claim should be filed, the Agent, as such Borrower's attorney-in-fact, is hereby authorized to do so in such Borrower's name or, in the Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Borrower hereby assigns to the Agent all such Borrower's rights to any payments or distributions to which such Borrower otherwise would be entitled. If the amount so paid is greater than such Borrower's liability hereunder, the Agent will pay the excess amount to the party entitled thereto. In addition, each Borrower hereby appoints the Agent as its attorney-in-fact to exercise all of such Borrower's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of any other Borrower.

         13.4 Guarantee Absolute and Unconditional. Each Borrower hereby expressly agrees that this Article 13 is a continuing, unconditional guaranty of payment and performance and not of collection and its obligations under this
Article 13 are joint and several, absolute and unconditional and shall not be discharged or otherwise affected as a result of:

                      (i) the invalidity or unenforceability of any security for or other guaranty of the Guaranteed Obligations or of any promissory note or other document (including, without limitation, this Agreement) evidencing all or any part of the Guaranteed Obligations, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any other guaranty therefor;

                      (ii) the absence of any attempt to collect the Guaranteed Obligations from any other Borrower or any other guarantor or other action to enforce the same;

                      (iii) failure by the Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations or any other guaranty therefor;

                      (iv) the Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                      (v) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

                      (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Agent's claim(s) for repayment of the Guaranteed Obligations;

                      (vii) any use of cash collateral under Section 363 of the Bankruptcy Code;

                      (viii) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

                      (ix) the avoidance of any lien in favor of the Agent for any reason;

                      (x) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Borrower or any other guarantor, maker or endorser, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

                      (xi) failure by the Agent to file or enforce a claim against any Borrower or its estate in any bankruptcy or insolvency case or proceeding;

                      (xii) any action taken by the Agent that is authorized by this Agreement;

                      (xiii) any election by the Agent under Section 9-501(4) of the Uniform Commercial Code as enacted in any relevant jurisdiction as to any security for the Guaranteed Obligations or any guaranty of the Guaranteed Obligations; or

                      (xiv) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         13.5 Reinstatement. Each Borrower further agrees that, if any payment made by any Borrower or any other person and applied to the Guaranteed Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by the Agent, any of the Lenders and any Issuing Bank to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, any guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, each Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto this Agreement shall have been cancelled or surrendered (and if any lien, security interest or other collateral securing any Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Agreement (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         13.6 Payment. (i) Each Borrower agrees that if any other Borrower shall default in payment or performance of any of the Guaranteed Obligations, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of this Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default, then such Borrower will, upon demand thereof by the Agent, fully pay to the Agent, for the benefit of the Lenders and the Issuing Bank equal to all the Guaranteed Obligations then due and owing.

                      (ii) Each Borrower further agrees to pay all costs and expenses upon demand including, without limitation, all court costs and reasonable attorneys' fees and expenses paid or incurred by the Agent (i) in endeavoring to collect all or any part of the Guaranteed Obligations after the same become due and owing from, or in prosecuting any action against, any Borrower or any other guarantor of all or any part of the Guaranteed Obligations or (ii) in endeavoring to realize upon (whether by judicial, non-judicial or other proceedings) any Collateral or any other collateral securing any Guarantor's liabilities under this Agreement.

                                  ARTICLE 14
                                 MISCELLANEOUS

         14.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by any Borrower of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

         14.2 Severability. The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         14.3 Governing Law; Choice of Forum; Service of Process.

               (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

               (c) EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 14.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

         14.4 WAIVER OF JURY TRIAL. EACH BORROWER, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         14.5 Survival of Representations and Warranties. All of each Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

         14.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting any Borrower's obligations hereunder, from time to time: (a) accept from any Person (other than Parent and its Subsidiaries) and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         14.7 Fees and Expenses. Each Borrower agrees to pay to the Agent, for its benefit, on demand, all reasonable costs and expenses (other than any Taxes or Other Taxes, which are governed by Section 4.1) that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) reasonable costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance;
(d) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Borrower under the Loan Documents that such Borrower fails to pay or take; (f) subject to
Section 7.4, costs of appraisals, field exams, inspections, audits, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and any Borrower's operations by the Agent plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $850 per day (or portion thereof) for each Person that is an employee of the Agent with respect to each field examination or audit); and (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, each Borrower agrees to pay costs and expenses incurred by the Agent (including Attorneys' Costs) to the Agent, for its benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Borrower. All of the foregoing costs and expenses shall be charged to the applicable Borrower's Loan Account as Revolving Loans as described in Section 3.7.

         14.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

         If to the Agent or to the Bank:

              Bank of America, N.A.
              335 Madison Avenue
              New York, New York  10017
              Attention: Business Credit-Account Executive and Legal Department
              Telephone: (212) 503-7623
              Telecopy:  (212) 503-7350

         If to the Borrowers

              AnnTaylor, Inc.
              1372 Broadway
              New York, New York 10018
              Attention: Senior Vice President and General Counsel Facsimile No.: (212) 536-4412
              Telephone No.: (212) 536-4253

              With copies to:

              AnnTaylor, Inc.
              414 Chapel Street
              New Haven, CT 06511
              Attention:  Vice President and Controller
              Facsimile No.: (203) 865-2756
              Telephone No.: (203) 865-0811

              and

              AnnTaylor, Inc.
              142 W. 57th Street
              New York, NY  10019
              Attention: Senior Vice President-Chief Financial Officer

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Each of ANNCO, AT Retail and AT Distribution hereby appoint ATI as its agent for purposes of receiving and delivering all notices pursuant hereto and under the other Loan Documents.

         14.9 Waiver of Notices. Each Borrower waives presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled, except, in each case, to the extent expressly provided for in the Loan Documents. No notice to or demand on any Borrower which the Agent or any Lender may elect to give shall entitle any Borrower to any or further notice or demand in the same, similar or other circumstances.

         14.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender. Each Lender agrees to give prompt notice of any such assignment to the Agent and ATI on behalf of the Borrowers. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         14.11 Indemnity of the Agent and the Lenders by the Borrowers.

               (a) Each Borrower agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrowers shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent, as to any Indemnified Person, it shall be determined in a final, nonappealable judgment by a court of competent jurisdiction that such losses, claims, damages, liabilities or expenses resulted from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

               (b) Each Borrower agrees to indemnify, defend and hold harmless each Indemnified Person from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to any Borrower's operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about such Borrower's property or operations or property leased to such Borrower. The indemnity includes but is not limited to Attorneys Costs. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

         14.12 Limitation of Liability. NO CLAIM MAY BE MADE BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS-IN-FACT OF ANY SUCH PARTY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH PARTY HERETO HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         14.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrowers, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for the Fee Letter. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrowers and a duly authorized officer of each of the Agent and the requisite Lenders.

         14.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and each Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         14.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         14.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrowers to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of any Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers (or ATI on behalf of the Borrowers) and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE AGENT AND THE REQUIRED LENDERS.

         14.17 Confidentiality.

               (a) Each Borrower hereby consents that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of any Borrower and any other Subsidiary and a general description of any Borrower's and its respective Subsidiaries' business and may use any Borrower's and any Subsidiary's name in advertising and other promotional material.

               (b) Each Lender and the Agent severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by any Borrower and provided to the Agent or such Lender by or on behalf of such Borrower, under this Agreement or any other Loan Document (including any Report provided by the Agent to any Lender), except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than any Borrower, provided that such source is not bound by a confidentiality agreement with any Borrower or an Affiliate thereof known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any Borrower is party or is deemed party with the Agent or such Lender, and (9) to its Affiliates.

Notwithstanding anything herein to the contrary, the information subject to this Section 14.17(b) shall not include, and the Borrowers, Agent and each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of each of the foregoing and their Affiliates) may disclose to any and all Persons, without limitation of any kind, (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts and (b) all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment or facts.

               14.18 Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

               14.19 No Lender Reliance on Margin Stock. Each Lender acknowledges and represents that it, in good faith, has not relied upon Margin Stock of the Parent or any of its Subsidiaries as collateral in its decision to make any Credit Extensions to the Borrowers.

                                  ARTICLE 15
                           AMENDMENT AND RESTATEMENT

               15.1 Amendment and Restatement. Each Borrower, the Agent, the Issuing Banks and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Original Credit Agreement which in any manner govern or evidence the Obligations, the rights and interests of the Lenders and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms and provisions of this Agreement and the terms and conditions of the Original Credit Agreement shall be superseded by this Agreement, except as expressly provided herein.

               Notwithstanding the amendment and restatement of Original Credit Agreement and certain of the related "Loan Documents" as defined in the Original Credit Agreement (the "Prior Loan Documents") by this Agreement and the other Loan Documents as herein defined, all of the indebtedness, liabilities and obligations owing by any Borrower under the Original Credit Agreement shall continue as Obligations hereunder and shall be and remain secured by the Security Instruments for the benefit of the Agent and the Lenders. This Agreement is given as a substitution of, and not as a payment of, the indebtedness, liabilities and obligations of the Borrowers, under the Original Credit Agreement and is not intended to constitute a novation thereof or of any of the other Prior Loan Documents. Upon the effectiveness of this Agreement, all Loans owing by the Borrowers and Letters of Credit outstanding under the Original Credit Agreement shall continue as Loans and Letters of Credit hereunder, in each case accruing interest, as of the date hereof, at the Base Rate hereunder.

               15.2 Assignment and Acceptance. Each Borrower, the Agent, the Letter of Credit Issuers and the Lenders hereby acknowledge the assignment by the lenders party to the Original Credit Agreement to the Lenders party hereto of all Loans and Commitments under the Original Credit Agreement in the amounts and allocations as reflected on Schedule 1.1 substantially simultaneously with the effectiveness of this Agreement and such assignment shall be deemed to have been consummated in accordance with Section 12.01 of the Original Credit Agreement and the terms, conditions, representations and warranties set forth in the form of Assignment and Acceptance set forth as Exhibit 12.01 of the Original Credit Agreement shall be deemed to have been made and agreed to as between the lenders party to the Original Credit Agreement and Lender party hereto as if an Assignment and Acceptance had been fully executed and delivered by such parties.

               IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                             BORROWERS:
                                             ----------


                                             ANNTAYLOR, INC.


                                             By: /s/ James M. Smith
                                                 ---------------------------
                                             Name:  James M. Smith
                                             Title: Senior Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer


                                             ANNCO, INC.


                                             By: /s/ James M. Smith
                                                 ----------------------------
                                             Name:  James M. Smith
                                             Title: Chief Financial Officer


                                             ANNTAYLOR DISTRIBUTION SERVICES,
                                             INC.


                                             By: /s/ James M. Smith
                                                 -----------------------------
                                             Name:  James M. Smith
                                             Title: Senior Vice President
                                                    and Treasurer


                                             ANNTAYLOR RETAIL, INC.


                                             By: /s/ James M. Smith
                                                 -----------------------------
                                             Name:  James M. Smith
                                             Title: Senior Vice President
                                                    and Treasurer

                                             ADMINSTRATIVE AGENT AND
                                             -----------------------
                                             COLLATERAL AGENT:
                                             ----------------

                                             BANK OF AMERICA, N.A., as the Agent


                                             By: /s/ Jang S. Kim
                                                 ------------------------------
                                             Name:  Jang S. Kim
                                             Title: Vice President


                                             LENDERS:
                                             -------

                                             BANK OF AMERICA, N.A., as a Lender


                                             By: /s/ Jang S. Kim
                                                 ------------------------------
                                             Name:  Jang S. Kim
                                             Title: Vice President


                                             Address for Notices:
                                             Bank of America, N.A.
                                             335 Madison Avenue
                                             New York, New York  10017
                                             Attention: Business Credit-
                                                        Account Executive
                                             Telephone No.: (212) 503-7637
                                             Facsimile No.: (212) 503-7340

                                             Payment Instructions:

                                             Payment Instructions:
                                             Bank of America, N.A.
                                             1850 Gateway Boulevard
                                             Concord, CA 94520
                                             ABA No.:  121-000-358
                                             Account Name: Bank of America
                                              Business Credit
                                             Account No.:  1235303848
                                             Reference:  AnnTaylor, Inc.

                                             Address for Letter of Credit
                                              Fee Payment:
                                             Bank of America, N.A.
                                             1850 Gateway Boulevard
                                             Concord, CA 94520
                                             ABA No.:  121-000-358
                                             Account Name: Bank of America
                                              Business Credit
                                             Account No.:  1235303848
                                             Reference:  AnnTaylor, Inc.

                                             JPMORGAN CHASE BANK, as a
                                             Syndication Agent and as a Lender


                                             By: /s/ Meredith Vanden Handel
                                                 ------------------------------
                                             Name:   Meredith Vanden Handel
                                             Title:  Vice President


                                             Address for Notices:
                                             ________________________________
                                             JPMORGAN CHASE BANK
                                             1411 Broadway, 5th Floor
                                             New York, New York  10018
                                             Attention: Craig G. Transue
                                             Telephone No.:  (212) 391-2208
                                             Facsimile No.:  (212) 391-2102


                                             Payment Instructions:
                                             _______________________________
                                             JPMORGAN CHASE BANK
                                             4 Metrotech Center
                                             Brooklyn, New York 11245
                                             ABA No.:  021000021
                                             Account Name: Commercial Loan #9420
                                             Account No.:  _________________
                                             Reference:  AnnTaylor, Inc.


                                             Address for Letter of Credit Fee
                                             Payment:

                                             ________________________________
                                             ABA No.:  021000021
                                             Standby L/C Department
                                             10420 Highland Manor Drive
                                             4th Floor
                                             Tampa, Florida 33610
                                             For Credit No.: 324331754
                                             Reference:  AnnTaylor, Inc.

                                             WACHOVIA BANK, NATIONAL
                                              ASSOCIATION, as a
                                             Syndication Agent and as a Lender


                                             By: /s/ Todd Tucker
                                                 -----------------------------
                                             Name:  Todd Tucker
                                             Title: Senior Vice President


                                             Address for Notices:
                                             Wachovia Bank, National Association
                                             201 South College Street
                                             Charlotte, North Carolina  28288
                                             Attention:  Todd Tucker
                                             Telephone No.:  (704) 383-0905
                                             Facsimile No.:  (704) 715-0097

                                             Payment Instructions:
                                             Wachovia Bank, National Association
                                             Charlotte, North Carolina
                                             ABA No.:  053000219
                                             Account Name:  Retail
                                             Account No.:  01459168114011
                                             Attention:  Todd Tucker
                                             Reference:  AnnTaylor, Inc.

                                             FLEET RETAIL GROUP, as a
                                             Documentation Agent and as a Lender


                                             By: /s/ Kathleen Dimock
                                                 -----------------------------
                                             Name:    Kathleen Dimock
                                             Title:   Managing Director


                                             Address for notices:
                                             Fleet Retail Group
                                             40 Broad Street, 10th Floor
                                             Boston, Massachusetts  02109
                                             Attention:  Kathleen Dimock
                                             Telephone No.:  (617) 434-3830
                                             Facsimile No.:  (617) 434-6685

                                             Payment Instructions:
                                             Fleet Retail Group
                                             Boston, Massachusetts
                                             ABA No.:  011-000-138
                                             Account No.: 53039952
                                             Reference:  AnnTaylor, Inc.

                                             THE CIT GROUP/BUSINESS CREDIT,
                                             INC., as a Documentation Agent
                                             and as a Lender


                                             By: /s/ Christopher J. Esposito
                                                 ------------------------------
                                             Name:    Christopher J. Esposito
                                             Title:   Vice President


                                             Address for Notices:
                                             The CIT Group/Business Credit, Inc.
                                             1211 Avenue of the Americas
                                             New York, New York  10036
                                             Attention:  Julianne Low
                                             Telephone No.:  (212) 790-9105
                                             Facsimile No.:  (212) 536-1295

                                             Payment Instructions:
                                             Chase Manhattan Bank, New York
                                             New York, New York
                                             ABA No.:  021000021
                                             Account Name: The CIT Group/
                                                           Business Credit, Inc.
                                             Account No.: 144-0-64425
                                             Reference:  AnnTaylor, Inc.

                                      LASALLE RETAIL FINANCE, a division of
                                      LASALLE BUSINESS CREDIT,  LLC, as
                                      agent for STANDARD FEDERAL BANK
                                      NATIONAL ASSOCIATION, as a Lender

                                      By: /s/ Barbara Anderson
                                          ---------------------------------
                                      Name:    Barbara Anderson
                                      Title:   Senior Vice President

                                      Address for Notices:
                                      LaSalle Bank, N.A.
                                      25 Braintree Hill Office Park
                                      Braintree, MA 02184
                                      Attention: Dan Durkin
                                      Telephone No.:  (718) 353-6120
                                      Facsimile No.:  (718) 353-6101

                                      Payment Instructions:
                                      LaSalle Bank, N.A.
                                      1355 LaSalle Street
                                      Chicago, IL 60603
                                      ABA No.: 071000505
                                      Account No.:  580033352
                                      Attention:  LaSalle Business Credit, LLC
                                      Contact: Amie Kolo
                                      Reference:  AnnTaylor, Inc.

                                             CITIZEN'S BANK, as a Lender


                                             By: /s/ Stephen F. Foley
                                                 -----------------------------
                                             Name:  Stephen F. Foley
                                             Title: Senior Vice President


                                             Address for Notices:
                                             Citizen's Bank
                                             28 State Street
                                             Boston, MA 02109

                                             Telephone No.: (617) 994-7029
                                             Facsimile No.: (617) 263-0439

                                             Payment Instructions:


                                             ABA No.:  011500120
                                             Account No.:  1101011901
                                             Attention:  Maria Chaplain
                                             Reference:  AnnTaylor, Inc.

                                             BANK LEUMI USA, as a Lender


                                             By: /s/ John Koenigsberg
                                                 ------------------------------
                                             Name:   John Koenigsberg
                                             Title:  First Vice President


                                             By: /s/ Phyllis Rosenfeld
                                                 ------------------------------
                                             Name:   Phyllis Rosenfeld
                                             Title:  Vice President


                                             Address for Notices:
                                             Bank Leumi USA
                                             562 Fifth Avenue
                                             New York, New York  10036
                                             Attention:  Phyllis Rosenfeld
                                             Telephone No.: (212) 626-1322
                                             Facsimile No.: (212) 626-1311

                                             Payment Instructions:
                                             Bank Leumi USA
                                             New York, New York
                                             ABA No.:  026002794
                                             Account No.: 0190148600
                                             Attention: Loan Operations
                                             Reference: AnnTaylor, Inc.

                                             FIFTH THIRD BANK, as a Lender


                                             By: /s/ Ann Pierson
                                                 -----------------------------
                                             Name:  Ann Pierson
                                             Title: Corporate Banking Officer


                                             Address for Notices:
                                             Fifth Third Bank
                                             38 Fountain Square
                                             Cincinnati, Ohio  45263
                                             Attention: Ann Person, Corporate
                                                        Banking Officer
                                             Telephone No.: (513) 579-5295
                                             Facsimile No.: (513) 744-5947

                                             Payment Instructions:
                                             Fifth Third Bank of America
                                             Cincinnati, Ohio
                                             ABA No.:  042000314
                                             Account No.: 72876175
                                             Attention: Jennifer Pund
                                             Reference:  AnnTaylor, Inc.

                                    ANNEX A
                                       to
                                Credit Agreement

         1. Definitions.

               Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the
Agreement:

               "Accommodation Obligation" as applied to any Person, shall mean any contractual obligation, contingent or otherwise, of that Person with respect to any Debt or other obligation or liability of another, including any such Debt, obligation or liability directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received.

               "Accounts" means all of any Borrower's now owned or hereafter acquired or arising Credit Card Accounts and all other accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

               "Account Debtor" means each Person obligated in any way on or in connection with an Account.

               "ACH Transactions" means any cash management or related services including the automatic clearing house transfer of funds by any Lender which is a bank for the account of any Credit Party pursuant to agreement or overdrafts.

               "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person.

               "Adjusted Availability" means at any time (a) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, Aggregate Outstandings.

               "Adjusted Net Earnings from Operations" means, with respect to any fiscal period on a consolidated basis, the Parent's and each Borrower's net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person other than a Subsidiary in which any Borrower has an ownership interest unless (and only to the extent) such earnings shall actually have been received by such Borrower in the form of cash distributions; (d) earnings of any Person to which assets of any Borrower shall have been sold, transferred or disposed of, or into which any Borrower shall have been merged, or which has been a party with any Borrower to any consolidation or other form of reorganization, prior to the date of such transaction; (e) gain or loss arising from the acquisition of debt or equity securities of the Parent and the Borrowers or from cancellation or forgiveness of Debt; and (f) gain or loss arising from extraordinary items, as determined in accordance with GAAP or from any other non-recurring transaction.

               "Affected Payee" has the meaning given to such term in Section
3.9.

               "Affiliate" as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote 10% or more of the Securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities or by contract or otherwise; provided that no financial institution, mutual fund or investment banking firm shall be an Affiliate of any Borrower unless it owns, directly or indirectly, at least 20% of such Securities of such Borrower.

               "Agent Advances" has the meaning specified in Section 1.2(i).

               "Agent's Liens" means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders, Bank, and Agent pursuant to this Agreement and the other Loan Documents.

               "Agent-Related Persons" means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates.

               "Aggregate Outstandings" means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, and (c) all Letter of Credit Outstandings.

               "Agreement" means the Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.

               "Applicable Margin" means, initially,

               (i) with respect to Base Rate Loans, .000%;

               (ii) with respect to LIBOR Loans and Standby Letter of Credit Fees, 1.75%;

               (iii) with respect to the Unused Line Fee, .375%; and

               (iv) with respect to the Commercial Letter of Credit Fees, ..750%.

               The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Average Daily Availability for the three-month period most recently ended, commencing May 14, 2004 (the "Initial Adjustment Date"). Adjustments in Applicable Margins shall be determined by reference to the following grids:

------------------------------- -------------------------------
       If Average Daily                  Level of
       Availability is:             Applicable Margins:
------------------------------- -------------------------------
Greater than or equal to             Level I
$100,000,000
------------------------------- -------------------------------
Greater than or equal to             Level II
$65,000,000 but less than
$100,000,000
------------------------------- -------------------------------
Greater than or equal to             Level III
$30,000,000 but less than
$65,000,000
------------------------------- -------------------------------
Less than $30,000,000                Level IV
------------------------------- -------------------------------

Low to High
--------------------------- --------------------------------------------------
                            Applicable Margins
--------------------------- ----------- ---------- ------------- -------------
                            Level I     Level II     Level III     Level IV
--------------------------- ----------- ---------- ------------- -------------
Base Rate Loans             .000%       .000%        .000%          .250%
--------------------------- ----------- ---------- ------------- -------------
LIBOR Loans and Standby     1.25%       1.50%        1.75%         2.00%
Letter of Credit Fee
--------------------------- ----------- ---------- ------------- -------------
Unused Line Fee             .325%       .350%        .375%         .400%
--------------------------- ----------- ---------- ------------- -------------
Commercial Letter of        .500%       .625%        .750%         .750%
Credit Fee
--------------------------- ----------- ---------- ------------- -------------


               All adjustments in the Applicable Margins after the Initial Adjustment Date shall be implemented quarterly on a prospective basis, on the first day of each fiscal quarter of ATI (each an "Adjustment Date") based on the Average Daily Availability for the immediately preceding fiscal quarter. ATI shall deliver to the Agent and the Lenders on each Adjustment Date a certificate, signed by a Responsible Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

               "Applicable Value" means (a) with respect to Eligible Inventory (other than In-Transit Inventory) at any time, the lower of (i) average cost of such Eligible Inventory at such time (calculated in accordance with GAAP) or
(ii) market value of such Eligible Inventory at such time, (b) with respect to In-Transit Inventory at any time, the sum of (i) the aggregate undrawn face amount of Commercial Letters of Credit issued to finance the purchase of In-Transit Inventory and (ii) the aggregate cost of In-Transit Inventory that has been financed with Commercial Letters of Credit which have been fully drawn and the Reimbursement Obligations in respect of which have been fully paid at such time (calculated in accordance with GAAP).

               "Appraisal Date" means each of (a) the date of the appraisal conducted prior to the Effective Date, (b) any date upon which the Agent receives results of an appraisal conducted by an Eligible Appraiser at the Agent's request in accordance with Section 7.4 and (c) any other date on which results are received by the Agent of an appraisal conducted by an Eligible Appraiser at any Borrower's request or, if an Event of Default exists, the Agent's request.

               "Appraised Value" means (a) with respect to all personal property other than Inventory, the orderly liquidation value, net of expenses, of such personal property, (b) with respect to Eligible Inventory, the Applicable Value of such Eligible Inventory multiplied by the Liquidation Percentage and (c) with respect to all Real Estate, the fair market value of such Real Estate, in each case as established on the most recently occurring Appraisal Date by an appraisal conducted by an Eligible Appraiser.

               "Approved Deposit Account" means each Deposit Account (a) that is maintained within the United States with a commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus in excess of $500,000,000 and otherwise acceptable to the Agent, and (b) as to which the deposits therein are not subject to any Lien, security interest or restriction upon withdrawal, other than the Agent's Liens and rights of setoff, Liens or adjustment of the applicable depositary bank.

               "Assignee" has the meaning specified in Section 11.2(a).

               "Assignment and Acceptance" has the meaning specified in Section 11.2(a).

               "AT Sourcing" means AnnTalyor Sourcing Far East Limited, a Hong Kong corporation.

               "AT Sourcing Obligation" means the accrued obligations of ATI to AT Sourcing for sourcing services rendered in the ordinary course of business to ATI; provided such obligations shall not be evidenced by a promissory note or other negotiable instrument that has not been delivered to the Agent and duly endorsed in blank, and total Debt of AT Sourcing other than Debt for borrowed money owed to a wholly-owned Subsidiary of the Parent shall not exceed $500,000.

               "ATI" means AnnTaylor, Inc., a Delaware corporation.

               "Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by any Person, the reasonably allocated costs and expenses of internal legal services of any Person.

               "Availability" means at any time (a) the lesser of (i) the Total Facility Amount and (ii) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, Aggregate Outstandings.

               "Average Daily Availability" means average daily Availability for the most recently ended fiscal quarter (or three month period for the Initial Determination Date only).

               "Bank" means Bank of America, N.A., a national banking association, or any successor entity thereto.

               "Bank Products" means any one or more of the following types of services or facilities extended to the Parent or any Borrower by any Lender, including the Bank and any Affiliate of the Bank in reliance on the Bank's agreement to indemnify such affiliate: (i) credit cards; (ii) ACH Transactions;
(iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

               "Bank Product Reserves" means all reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding.

               "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.ss.101 et seq.), as amended.

               "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

               "Base Rate Loans" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

               "Benefit Plan" shall mean a defined benefit plan as defined in
Section 3(35) of ERISA (other than a Multi-employer Plan) which the ATI or an ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which ATI or any ERISA Affiliate may incur any liability.

               "Blocked Account Agreement" means the Account Control Agreement dated as of the Effective Date among ATI, the Agent and the Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral, as from time to time amended, supplemented or replaced.

               "Borrowing" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to a Borrower or by Bank in the case of a Borrowing funded by Non-Ratable Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.

               "Borrowing Base" at any time, means an amount equal to:

               (a) the sum of

                            (i) eighty-five percent (85%) of the Net Amount of
                      Eligible Accounts plus

                            (ii) the lesser of (A) eighty percent (80%) of the
                      Applicable Value of Eligible Inventory (other than In-Transit Inventory) or (B) eighty-five percent (85%) of the Appraised Value of Eligible Inventory (other than In-Transit Inventory) plus

                            (iii) the lesser of (A) sixty percent (60%) of the
                      Applicable Value of In-Transit Inventory or (B) seventy-five percent (75%) of the Appraised Value of In-Transit Inventory plus

                            (iv) the lesser of (A) $15,000,000 or (B) fifty
                      percent (50%) of the Appraised Value of all Eligible Fixed Assets; minus

               (b) Reserves from time to time established by the Agent in its reasonable credit judgment.

Notwithstanding the foregoing, for purposes of this definition, no Accounts or Inventory or Fixed Assets being acquired in an Acquisition or otherwise created, purchased, completed or owned by a business unit acquired pursuant to an Acquisition will be included in the Borrowing Base unless (i) the Agent, in its reasonable commercial discretion exercised in good faith, confirm that such Accounts or Inventory or Fixed Assets conform to standards of eligibility as fixed and revised from time to time by the Agent pursuant to this Agreement, and (ii) to the extent deemed necessary by the Agent, an audit of such Accounts and an appraisal of such Inventory and Fixed Assets is conducted (which appraisal shall be by an appraiser acceptable to the Agent, at the expense of the Borrowers and in form, scope and substance acceptable to the Agent in its sole discretion) and then only so long as such Accounts or Inventory or Fixed Assets, as the case may be, would otherwise satisfy the applicable eligibility criteria.

               "Borrowing Base Certificate" means a certificate by a Responsible Officer of ATI, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by ATI and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein that are reflected in an appraisal or audit of such Collateral, and (2) to the extent that such calculation is not in accordance with this Agreement.

               "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in New York, New York or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

               "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

               "Capital Expenditures" means all expenditures of any Credit Party due (whether or not paid during any fiscal period) during any period in respect of the cost of any fixed asset which in accordance with GAAP would be reflected as a fixed asset on the balance sheet of such Credit Party, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

               "Capital Lease" means any lease of property by any Credit Party which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Credit Party.

               "Cash Equivalents" shall mean (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States of America or having a rating of at least A-1 or P-1 from either S&P or Moody's, in each case maturing within 360 days after the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within 180 days (or, if no Loans are outstanding at the time of acquisition thereof and after giving effect thereto, 360 days) after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's (or, if at any time neither S&P nor Moody's shall be rating such obligations, then from such other nationally recognized rating services acceptable to the Requisite Lenders) and not listed in Credit Watch published by S&P; (c) commercial paper, other than commercial paper issued by any Borrower or any Subsidiary of any Borrower or any of their Affiliates, maturing no more than 180 days (or, if no Loans are outstanding at the time of acquisition thereof and after giving effect thereto, 270 days) after the date of creation thereof and, at the time of acquisition thereof, having a rating of at least A-1 or P-1 from either S&P or Moody's (or, if at any time neither S&P nor Moody's shall be rating such obligations, then the highest rating from other nationally recognized rating services acceptable to the Required Lenders); (d) domestic and Eurodollar certificates of deposit or time deposits or bankers' acceptances maturing within 180 days (or, if no Loans are outstanding at the time of acquisition thereof and after giving effect thereto, 360 days) after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (e) repurchase agreements with parties reasonably acceptable to the Agent with a term of not more than 30 days for securities described in clauses (a) through (d) of this definition; (f) shares of money market mutual or similar funds which invest substantially all their assets in assets satisfying the requirements of clauses (a) through (d) of this definition; and
(g) auction rate preferred instruments maturing no later than 35 days from the date of purchase.

               "Change in Control" shall be deemed to have occurred at such time as either of the following events shall occur:

                  (a) There shall be consummated any consolidation or merger of the Parent or any Borrower pursuant to which the Common Stock would be converted into cash, or other property, in each case, other than a consolidation or merger of the Parent or any Borrower in which the holders of Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of common stock of the continuing or surviving corporation normally entitled to vote in elections of directors immediately after such consolidation or merger; or

                  (b) There is a report filed by any person, including its Affiliates and Associates (as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act), on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that such person (for the purposes of this definition only, the term "person" shall include a "person" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total voting power in the aggregate of all classes of capital stock then outstanding of the Parent or any Borrower normally entitled to vote in elections of directors; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and
         (2) is not also then reportable on Schedule 13D (or any successor schedule, form or report) under the Exchange Act; or

                  (c) The occurrence of any transaction or event in connection with which all or substantially all Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) all or substantially all of which consists of common stock which is (or, upon consummation of or immediately following such transaction or event, which will be) listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices; or

                  (d) The Parent shall cease to be the owner of 100% of the capital stock of ATI.

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if at any time the Parent, any Subsidiary of the Parent, any employee stock ownership plan or any other employee benefit plan of either the Parent or any Subsidiary of the Parent, or any person holding shares of Common Stock for or pursuant to the terms of any such employee benefit plan, files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of 50% or more of the total voting power in the aggregate of all classes of Common Stock then outstanding of the Parent normally entitled to vote in elections of directors.

               "Claim" shall mean any claim or demand, by any Person, of whatsoever kind or nature for any actual or alleged Liabilities and Costs, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, license, permit, ordinance or regulation, common law or otherwise.

               "Clearing Bank" means Wachovia, National Association, or any other banking institution with whom the Payment Account has been established pursuant to the Blocked Account Agreement.

               "Closing Fee" has the meaning specified in Section 2.4.

               "Code" means the Internal Revenue Code of 1986 as from time to time amended, or any successor statute.

               "Collateral" means all of each Credit Party's real and personal property (other than leasehold interests) and all other assets of any Credit Party from time to time subject to Agent's Liens securing payment or performance of the Obligations pursuant to the Security Instruments.

               "Commercial Judgment" means the reasonable commercial discretion exercised in good faith based on an event, condition or circumstance either (i) arising after the Effective Date or (ii) existing on the date hereof to the extent the Agent has no written record thereof received from the Parent or ATI prior to the Effective Date.

               "Commercial Letter of Credit shall mean any Letter of Credit which is drawable upon presentation of documents, drafts at sight and time drafts evidencing the sale or shipment of goods purchased by the Credit Parties in the ordinary course of its business.

               "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on Schedule 1.1 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 11.2, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

               "Common Stock" shall mean the common stock of the Parent, the par value of which is set forth in the Parent's certificate of incorporation, as amended, restated or otherwise modified from time to time.

               "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

               "Contractual Obligation", as applied to any Person, shall mean any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including any restrictive covenant affecting such Person or any of its properties).

               "Contribution Share" has the meaning specified in Section 13.2.

               "Convertible Debentures" shall mean the Convertible Subordinated Debentures due 2019 issued pursuant to the Convertible Debenture Indenture.

               "Convertible Debenture Indenture" shall mean that certain Indenture, dated as of June 18, 1999, between the Parent and the Bank of New York, as Trustee.

               "Convertible Debentures Note" shall mean the $199,072,000.00 promissory note of ATI dated June 18, 1999 payable to the Parent in respect of payments due on the Convertible Debentures.

               "Continuation/Conversion Date" means the date on which a Loan is converted into or continued as a LIBOR Loan.

               "Credit Card Account" means the right to payment in respect of a credit card receivable payable, on a non-recourse basis, from the Proprietary Credit Card Issuer or any major processor or issuer of MasterCard, Visa, American Express or Discover credit cards or any other nationally or internationally recognized credit card provider.

               "Credit Extension" means the making of Loans to and the issuance of Letters of Credit for the account of a Borrower hereunder.

               "Credit Party" means the Borrowers and the Parent.

               "Debt" means, without duplication, all liabilities, obligations and indebtedness of any Credit Party to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including
(a) all Obligations; (b) all obligations and liabilities of any Person of the type described in this definition secured by any Lien on any Credit Party's property, even though such Credit Party shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Credit Party prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by any Credit Party, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Credit Party prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties of obligations of the type described in this definition; (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases; and (f) all indebtedness, obligations or other liabilities in respect of Hedge Agreements and Foreign Currency Exchange Contracts; provided, however, that for purposes of determining Debt, the "principal amount" of the obligations of the Credit Parties in respect of any Hedge Agreement or Foreign Currency Exchange Contract at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Credit Parties would be required to pay if such Contract were terminated at such time.

               "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default.

               "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus
(b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two percent (2%) per annum.

               "Defaulting Lender" has the meaning specified in Section
12.15(c).

               "Deposit Account" means all "deposit accounts" and "securities accounts" as such terms are defined in the UCC, now or hereafter owned by a Credit Party.

               "Designated Account" has the meaning specified in Section
1.2(c).

               "Documents" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Credit Party.

               "Domestic Subsidiary" means each Subsidiary other than Foreign Subsidiaries.

               "DOL" means the United States Department of Labor or any successor department or agency.

               "Dollar" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

               "EBITDA" means, with respect to any fiscal period on a consolidated basis for the Parent and the Borrowers, Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, Interest Expense, Federal, state, local and foreign income taxes, depreciation and amortization.

               "Effective Date" means the date of this Agreement.

               "Eligible Accounts" means the Accounts which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

               (a) that (i) to the extent not a Credit Card Account, has not been invoiced and billed to the applicable Account Debtor or with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due and, (ii) to the extent constituting a Credit Card Account, shall not be settled with the applicable credit card issuer within ten (10) Business Days from the date such Credit Card Account arises;

               (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

               (c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

               (d) which represents a progress billing (as hereinafter defined) or as to which the applicable Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon completion of any further performance under the contract or agreement;

               (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

               (f) owed by an Account Debtor with respect to which fifty percent (50%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by such Account Debtor is classified as ineligible under clause (a) above;

               (g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America (including Puerto Rico) or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America (including Puerto Rico) or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

               (h) owed by an Account Debtor which is an Affiliate or employee of any Borrower;

               (i) except as provided in clause (k) below, with respect to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

               (j) owed by an Account Debtor to which any Borrower or any of its respective Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

               (k) owed by the federal government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 et seq.), and any other steps necessary to perfect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account;

               (l) owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

               (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

               (n) which is evidenced by a promissory note or other instrument or by chattel paper not in the possession of the Agent;

               (o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

               (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit such Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

               (q) which arises out of a sale not made in the ordinary course of such Borrower's business;

               (r) with respect to which the goods giving rise to such Accounts have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the applicable Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

               (s) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders.

               If the Agent determines in its Commercial Judgment that any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts. Each Borrower shall notify the Agent if it becomes aware that any Accounts in an amount in excess of $500,000 which are then currently included in Eligible Accounts has ceased to constitute Eligible Accounts for any reason; provided, however, the Borrowers shall have no affirmative duty to monitor, audit or otherwise investigate the status of any Accounts other than (i) as required under the terms of the Loan Documents and (ii) as historically conducted in the ordinary course of business.

               "Eligible Appraiser" means (a) Ozer Valuation Services or Bell, Fore & Mitchell, LLC, and (b) any other independent appraiser acceptable to the Agent and, so long as no Default or Event of Default is continuing, the Borrowers.

               "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender that is a commercial financial institution having total assets in excess of $1,000,000,000; and (c) any other commercial financial institution having total assets in excess of $1,000,000,000 approved by the Agent (such approval not to be unreasonably withheld or delayed) after consultation, provided no Event of Default shall be continuing, with ATI.

               "Eligible Equipment" means all equipment, machinery, furniture and fixtures which the Agent, in the Agent's reasonable judgement, determines to be Eligible Equipment. Without limiting the ability of the Agent to establish other criteria of ineligibility, Eligible Equipment shall not, unless the Agent in its sole discretion elects, include any equipment, machinery, furniture or fixture:

               (a) that is not owned by a Borrower;

               (b) that is not subject to the Agent's Liens, which are first priority and perfected, or that is subject to any other Lien whatsoever (other than the Liens described in clause (b) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

               (c) as to which all of the representations, warranties and covenants contained in the Security Agreement are not true, correct and satisfied, as applicable.

               (d) that is obsolete; or

               (e) that constitute fixtures other than trade fixtures.

               If the Agent determines in its Commercial Judgment that any such equipment, machinery, furniture or fixtures at any time ceases to be Eligible Equipment, it shall promptly be excluded from Eligible Equipment. Each Borrower shall notify the Agent if it becomes aware that any Equipment with an appraised or market value (whichever is higher) in excess of $1,000,000 which is then currently included in Eligible Equipment has ceased to constitute Eligible Equipment for any reason; provided, however, the Borrowers shall have no affirmative duty to monitor, audit or otherwise investigate the status of any Equipment other than (i) as required under the terms of the Loan Documents and
(ii) as historically conducted in the ordinary course of business.

               "Eligible Fixed Assets" means all Eligible Equipment and Eligible Real Estate.

               "Eligible Inventory" means Inventory, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any Inventory:

               (a) that is not owned by a Borrower;

               (b) that is not subject to the Agent's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clause (b) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

               (c) that does not consist of finished goods or raw materials;

               (d) that consists of work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials;

               (e) that is not unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

               (f) that is obsolete, slow moving or stale;

               (g) that is located outside the United States of America or Puerto Rico (or that is in-transit from vendors or suppliers);

               (h) that is located in a public warehouse or in possession of a bailee or in a facility (other than a retail store location) leased by such Borrower, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

               (i) that contains or bears any Intellectual Property licensed to such Borrower by any Person, if the Agent is not reasonably satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the licensor of such Intellectual Property or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which such Borrower has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance reasonably acceptable to the Agent if requested;

               (j) that is not reflected in the details of a current perpetual inventory report; or

               (k) that is Inventory placed on consignment.

               If the Agent determines in its Commercial Judgment that any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory. Each Borrower shall notify the Agent if it becomes aware that any Inventory with an appraised or market value (whichever is higher) in excess of $2,500,000 which is then currently included in Eligible Inventory has ceased to constitute Eligible Inventory for any reason; provided, however, the Borrowers shall have no affirmative duty to monitor, audit or otherwise investigate the status of any Inventory other than (i) as required under the terms of the Loan Documents and
(ii) as historically conducted in the ordinary course of business.

               "Eligible Real Estate" means all Real Estate that the Agent determines in its reasonable judgment to be Eligible Real Estate. Without limiting the ability of the Agent to establish other criteria of ineligibility, Eligible Real Estate shall not, unless the Agent in its sole discretion elects, include any Real Estate:

               (a) that is not owned by a Borrower;

               (b) that is not subject to a Mortgage;

               (c) as to which all of the representations, warranties and covenants contained in the Mortgage are not true, correct and satisfied, as applicable.

               "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

               "Environmental Compliance Reserve" means any reserve which the Agent establishes in its reasonable discretion after prior written notice to ATI from time to time for amounts that are reasonably likely to be expended by any Borrower or its respective Subsidiaries in order for the Borrowers, the other Credit Parties, and each of its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to
Section 7.7.

               "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

               "Environmental Lien" means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

               "Equipment" means all of the Borrowers' now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by any Borrower and all of each Borrowers' rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

               "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

               "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

               "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization, (d) the filing by the PBGC of a notice of intent to terminate, the treatment by the PBGC of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

               "Event of Default" has the meaning specified in Section 9.1.

               "Excess Payment" has the meaning specified in Section 13.2.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

               "Existing Letters of Credit" means the outstanding letters of credit issued under the Original Credit Agreement all of which are set forth on
Schedule 1.4.

               "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

               "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

               "Fee Letter" has the meaning given to such term in Section 2.4.

               "Financial Statements" means, according to the context in which it is used, the financial statements referred to in Sections 5.2 and 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

               "Fiscal Year" means the Borrowers' fiscal year for financial accounting purposes. The current Fiscal Year of each Borrower will end on January 31, 2004.

               "Fixed Assets" means real property and equipment, machinery, furniture and fixtures which are properly categorized as "fixed assets" in accordance with GAAP.

               "Fixed Charge Coverage Ratio" means, with respect to any Twelve-Month Period, the ratio of (a) EBITDA minus Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans) paid in cash during such period by the Parent and the Borrowers to (b) Fixed Charges.

               "Fixed Charges" means, with respect to any Twelve-Month Period of the Parent and the Borrowers on a consolidated basis, without duplication, Interest Expense, all scheduled principal payments of Debt, all Restricted Payments during such period, and Federal, state, local and foreign income taxes, excluding deferred taxes, paid or accrued during such period.

               "Foreign Currency Exchange Contracts" shall mean any foreign currency exchange agreement or other currency exchange rate arrangement providing currency exchange rate protection, entered into by any Borrower, the Parent or any of their respective Restricted Subsidiaries.

               "Foreign Subsidiary" means (a) any Subsidiary that is not organized under a political subdivision of the United States of America or (b) which is organized under the laws of the United States of America, any state thereof or the District of Columbia, but for which no more than a de minimis amount of such Subsidiary's assets consist of assets other than capital stock or in indebtedness of one or more Foreign Subsidiaries (within the meaning of clause (a) of this definition).

               "Fronting Fee" has the meaning given to such term in Section
2.6.

               "Fully Supported" means, with respect to any outstanding Letter of Credit, the Borrowers shall have deposited with the Agent, for the ratable benefit of the applicable Letter of Credit Issuer and the Lenders, at the Agent's election, either (a) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn plus any fees and expenses associated with such Letter of Credit (the "Letter of Credit Exposure"), under which Supporting Letter of Credit the Agent shall be entitled to draw amounts necessary to reimburse the Letter of Credit Issuer and the Lenders for payments to be made by the applicable Letter of Credit Issuer and the Lenders under such Letter of Credit and any fees and expenses associated with such Letter of Credit or (b) cash in an amount equal to the Letter of Credit Exposure to be held as cash collateral for such Letter of Credit Exposure.

               "Funding Date" means the date on which a Borrowing occurs.

               "GAAP" means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which, solely in the case of computation of the Fixed Charge Coverage Ratio, are applicable to the circumstances as of the Effective Date.

               "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               "Guarantor" means the Parent and each Borrower pursuant to the terms of Article 13 hereof.

               "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

               "Hedge Agreement" means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging any Borrower's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

               "Illiquidity Period" means the period beginning on the date that Liquidity shall be less than $35,000,000 and ending on the first date thereafter that Liquidity shall be in excess of $50,000,000 for a period of thirty (30) consecutive days.

               "In-Transit Inventory" means Inventory other than Eligible Inventory that is in transit to properties owned or leased by any Borrower in the United States which, upon arrival in the United States, will constitute Eligible Inventory and which is not reflected on the stock ledger of such Borrower.

               "Initial Determination Date" has the meaning given to such term in the definition of Applicable Margin.

               "Intellectual Property" has the meaning set forth in Section
6.23.

               "Interest Expense" means, for any fiscal period, the aggregate amount of interest required to be paid or accrued by the Parent and the Borrowers during such period on all Debt of the Parent and the Borrowers during such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capital Leases or synthetic leases), net of all interest income they receive during such period.

               "Interest Period" means, as to any LIBOR Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Loan, and ending on the date one, two, three or six months thereafter as selected by the applicable Borrower in its Notice of Borrowing, in the form attached hereto as Exhibit D, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit E, provided that:

               (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (b) any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (c) no Interest Period shall extend beyond the Stated Termination Date.

               "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.

               "Inventory" means all of the Borrowers' now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Borrowers' business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

               "Investment" shall mean, as applied to any Person, (a) any direct or indirect purchase or other acquisition by that Person of all or substantially all of the assets of any other Person or a line of business of any other Person, or of Securities, or of a beneficial interest in Securities, of any other Person, and (b) any direct or indirect loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, advances to such Person, to employees and similar items made or incurred in the ordinary course of business), or capital contribution by such Person to any other Person, including all Accommodation Obligations provided by such Person to or for the benefit of such other Person and all Debt and accounts owed to such Person by that other Person which are not current assets or did not arise from sales of goods or services to that Person in the ordinary course of business. The amount of any Investment shall be determined in conformity with GAAP.

               "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

               "Issuing Bank Agreement" means, as to each Letter of Credit Issuer, any agreement entered into by such Letter of Credit Issuer and a Borrower relating to Letters of Credit.

               "Latest Projections" means: (a) on the Effective Date and thereafter until the Agent receives new projections pursuant to Section 5.2(d), the projections of the Borrowers' consolidated financial condition, results of operations, and cash flows, for the period commencing on February 1, 2003 and ending on January 31, 2009, and delivered to the Agent prior to the Effective Date; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 5.2(d).

               "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; provided that no such Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender's Pro Rata Share.

               "Letter of Credit" shall mean any Commercial Letter of Credit or any Standby Letter of Credit issued by any Letter of Credit Issuer for the account of any Borrower pursuant to Section 1.4 and includes each Existing Letter of Credit.

               "Letter of Credit Fee" has the meaning specified in Section 2.6.

               "Letter of Credit Issuer" means the Bank, Wachovia Bank, National Association, JP Morgan Chase Bank, any of their Affiliates or any other Lender selected by the Borrowers and approved by the Agent that agrees to become a Letter of Credit Issuer.

               "Letter of Credit Outstandings" means, at any time, the aggregate undrawn face amount of all outstanding Letters of Credit at such time, plus the aggregate unpaid reimbursement obligations with respect to Letters of Credit at such time.

               "Letter of Credit Subfacility" means an amount equal to the Total Facility Amount.

               "Liabilities and Costs" means all liabilities, claims, obligations, responsibilities, losses, damages, punitive damages, consequential damages, treble damages, charges, costs and expenses (including attorney's, expert's and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

               "LIBOR Interest Payment Date" means, with respect to a LIBOR Loan, (a) the Termination Date, (b) the first day of each calendar month during which such LIBOR Loan is outstanding and (c) the last day of each Interest Period applicable to such LIBOR Loan.

               "LIBOR Loans" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

               "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Loans, the rate of interest per annum determined pursuant to the following formula:

                  LIBOR Rate      =     Offshore Base Rate
                                        --------------------------------------
                                        1.00 - Eurodollar Reserve Percentage
                  Where,

                  "Offshore Base Rate" means the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

                   "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Base Rate for each outstanding LIBOR Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

               "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

               "Liquidation Percentage" means, with respect to Inventory of a Borrower at any time, the ratio (expressed as a percentage) computed by dividing (a) (i) if such percentage is being determined on the Effective Date or on any date prior to the first delivery of an appraisal requested in accordance with Section 7.4, the net orderly liquidation value of the Inventory of such Borrower, as set forth in the appraisal delivered to the Agents prior to the Effective Date and (ii) if such percentage is being determined on or after the date of the first delivery of an appraisal requested in accordance with Section 7.4, the net orderly liquidation value of the Inventory of the Borrower, as set forth in the appraisal most recently delivered pursuant to
Section 7.4 by (b) the value of the Inventory of such Borrower, valued at cost as set forth in the corresponding appraisal.

               "Liquidity" means, on any date of determination thereof, (a) the difference of (but not less than zero) (i) the sum of (A) all cash of the Credit Parties held in an Approved Deposit Accounts on such date, plus (B) all Cash Equivalents owned by the Credit Parties and reflected on the most recent balance sheet of the Parent prepared prior such date, minus (ii) $50,000,000 plus (b) Availability on such date; provided, however, that if at any date of determination of Liquidity there shall have been no Revolving Loans outstanding during the immediately preceding ninety (90) days (or if any Revolving Loans were outstanding during such period they shall not have been outstanding for a continuous period of ten or more Business Days), then Liquidity shall be determined based upon Adjusted Availability.

               "Loan Account" means the loan account of each Borrower, which account shall be maintained by the Agent.

               "Loan Documents" means this Agreement, the Security Instruments, the Parent Guaranty, and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

               "Loans" means, collectively, all loans and advances provided for in Article 1.

               "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

               "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Credit Parties taken as a whole or any material portion of the Collateral; (b) a material impairment of the ability of any Borrower or any other Credit Party to perform under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Credit Party of any Loan Document to which it is a party.

               "Moody's" means Moody's Investors Service, Inc.

               "Mortgages" means and includes any and all of the mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by any Credit Party to or for the benefit of the Agent by which the Agent, on behalf of the Lenders, acquires a Lien on the Real Estate or a collateral assignment of the Credit Parties' interest under leases of Real Estate, and all amendments, modifications and supplements thereto

               "Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Borrower or any ERISA Affiliate.

               "Net Amount of Eligible Accounts" means, at any time, the gross unpaid amount of Eligible Accounts and less returns, discounts, claims, credits allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

               "Non-Ratable Loan" and "Non-Ratable Loans" have the meanings specified in Section 1.2(h).

               "Non-U.S. Lender" has the meaning specified in Section 4.1(e).

               "Notice of Borrowing" has the meaning specified in Section
1.2(b).

               "Notice of Continuation/Conversion" has the meaning specified in
Section 2.2(b).

               "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by any Credit Party to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Credit Party hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products; provided, however, that to the extent that the aggregate amount of all Obligations is in excess of the value, as determined under Section 506 of the Bankruptcy Code, of all Collateral, the debts, liabilities and obligations of the Borrowers under Bank Products in the amount of such excess shall not constitute "Obligations" hereunder.

               "Operating Lease" shall mean, as applied to any Person, any lease of any property by that Person as lessee which is not a Capital Lease.

               "Original Credit Agreement" means that certain $175,000,000 Amended and Restated Credit Agreement dated April 30, 2001 by and between ATI, Bank of America, N.A., as administrative agent, the lenders party thereto, the arranger party thereto, the Syndication Agents party thereto, the documentation agent party thereto and the co-agents party thereto, as amended.

               "Original Subsidiary Agreements" means the collective reference to (i) that certain Subsidiary Guaranty and Collateral Agreement dated June 30, 1998, between AT Distribution and the Agent, as amended and (ii) that certain Assignment and Assumption Agreement dated as of February 29, 2000, between AT Retail, ANNCO and the Agent.

               "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

               "Parent" shall mean AnnTaylor Stores Corporation, a Delaware corporation.

               "Parent Guaranty" shall mean the Second Amended and Restated Guaranty dated as of the Effective Date substantially in the form of, and on the terms set forth in, Exhibit H, as the same may be amended, modified or otherwise supplemented from time to time.

               "Participant" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

               "Participation Register" has the meaning specified in Section 11.2(e).

               "Payment Account" means the bank account established pursuant to the Security Agreement, to which amounts held in the Approved Deposit Accounts of the Parent and the Borrowers are swept and deposited or credited, and which is maintained in the name of the Agent or any Borrower, as the Agent may determine, on terms acceptable to the Agent.

               "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

               "Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

               "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Borrower (or an ERISA Affiliate) sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

               "Permitted Existing Debt" shall mean the Debt existing on the date hereof and set forth in Schedule 6.9.

               "Permitted Existing Liens" shall mean the Liens on any property, other than any Environmental Liens, reflected on Schedule 7.10(b).

               "Permitted Liens" means:

                  (a) Liens (other than Environmental Liens and any Lien imposed under ERISA) for claims, taxes, assessments or charges of any Governmental Authority in an aggregate amount not in excess of $1,000,000 which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and as to which a stay of enforcement is in effect;

                  (b) statutory Liens of landlords, bankers, carriers, warehousemen, mechanics, materialmen and other similar Liens (other than any Lien imposed under ERISA or any Environmental Lien) imposed by law, arising in the ordinary course of business securing obligations in an aggregate amount (i) not in excess of $2,500,000 for all such Liens other than landlord Liens and (ii) not in excess of $15,000,000 for landlord liens, and, in each case, for amounts which (A) are not yet due, (B) are not more than 30 days past due as long as no notice of default has been given or other action taken to enforce such Liens, or (C)(1) are not more than 30 days past due and a notice of default has been given or other action taken to enforce such Liens, or (2) are more than 30 days past due, and, in the case of clause (1) or (2), are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and as to which a stay of enforcement is in effect;

                  (c) Liens (other than any Lien imposed under ERISA or any Environmental Lien) incurred or deposits made in the ordinary course of business (including surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of employment benefits or to secure the performance of tenders, bids, leases, contracts (other than in respect of Debt), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (d) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, rights of landlords, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of Real Estate, which do not materially detract from the value of such Real Estate or materially interfere with its use in the ordinary conduct of the business of any Borrower;

                  (e) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such judgments are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect.

                  (f) Liens on goods in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of such goods; provided that if such Liens secure obligations in an amount in excess of $1,000,000, the applicable Borrower shall have provided written notice and a description of such Liens to the Agent.

               "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

               "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower (or an ERISA Affiliate) sponsors or maintains or to which any Borrower (or an ERISA Affiliate) makes, is making, or is obligated to make contributions and includes any Pension Plan.

               "Proprietary Credit Card Issuer" means Alliance Data Systems Corporation or any successor or replacement issuer or manager of a credit card program acceptable to the Agent.

               "Pro Rata Guaranty Share" has the meaning specified in Section 13.2.

               "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans and Agent Advances.

               "Rate Suspension Notice" has the meaning specified in Section
4.5.

               "Real Estate" means all of any Credit Party's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of such Credit Party's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

               "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

               "Report" has the meaning given to such term in Section 12.18(a).

               "Reportable Event" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

               "Required Lenders" means at any time Lenders whose Pro Rata Shares aggregate more than 50% of the aggregate of all Lenders' Pro Rata Shares.

               "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, order, regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

               "Reserves" means reserves that limit the availability of credit hereunder, consisting of reserves against Availability, Eligible Accounts, Eligible Inventory or Eligible Fixed Assets established by the Agent from time to time in its Commercial Judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be an exercise of Agent's Commercial Judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) inventory shrinkage, and (d) warehousemen's or bailees' charges.

               "Responsible Officer" means the chief executive officer, the chief operating officer, the president, the chief financial officer, the controller, the assistant secretary, the general counsel (other than with respect to financial reporting matters), any senior vice president or any assistant treasurer of the applicable Borrower, or any other officer having substantially the same authority and responsibility.

               "Restated Subsidiary Guaranty" means that certain Amended and Restated Subsidiary Guaranty and Collateral Agreement dated April 30, 2001, as amended, pursuant to which the Original Subsidiary Agreements were amended and restated.

               "Restricted Payment" shall mean (a) any dividend or other distribution, direct or indirect (including by means of any Accommodation Obligation), on account of any shares of any class of capital stock of the Parent or any Borrower or any of its respective Subsidiaries now or hereafter outstanding, including the Common Stock, except a distribution of stock as part of a stock split and except a dividend payable solely in shares of that class of stock or in any junior class of stock to the holders of that class, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Parent or any Borrower or any of its respective Subsidiaries now or hereafter outstanding, (c) any payment or prepayment of principal of, premium, if any, or interest on, and any redemption, purchase, retirement or defeasance of, or sinking fund or similar payment with respect to, the Convertible Debentures or any consideration paid to any Person for the purpose of any of the foregoing; provided that Restricted Payments shall not include (a) any payments made with respect to the Convertible Debentures (or the conversion thereof) in Common Stock of the Parent, (b) any cash payments made with respect to the Convertible Debentures in lieu of fractional shares of Common Stock (as required to be paid in cash pursuant to the terms of the Convertible Debentures) and (c) any cash payments required to be made to the holders of the Convertible Debentures in order to pay taxes incurred by such holders in connection with the conversion of the Convertible Debentures, and
(d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of the Parent or any Borrower or any of any Borrower's Subsidiaries now or hereafter outstanding.

               "Revolving Loans" has the meaning specified in Section 1.2 and includes each Agent Advance and Non-Ratable Loan.

               "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

               "SEC" means the Securities and Exchange Commission, or any other Governmental Authority succeeding to any of its principal functions.

               "Securities" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

               "Securities Act" shall mean the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

               "Security Agreement" means the Second Amended and Restated Pledge and Security Agreement dated as of the date hereof by the Borrowers and the Parent to the Agent in Form of Exhibit G hereto, and each other security agreement delivered pursuant to the terms of the Loan Documents, each as hereafter modified, amended or supplemented from time to time.

               "Security Instruments" means, collectively, the Security Agreement, the Parent Guaranty, the Blocked Account Agreements, the Mortgages and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which any Credit Party or other Person shall grant or convey to the Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them may be amended, modified or supplemented from time to time.

               "Settlement" and "Settlement Date" have the meanings specified in Section 12.15(a)(ii).

               "Solvent" means, when used with respect to any Person, that at the time of determination:

                  (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

                  (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

                  (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

                  (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

               For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               "Standby Letter of Credit" shall mean any Letter of Credit which is not a Commercial Letter of Credit.

               "Stated Termination Date" means November 14, 2008.

               "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of a Borrower.

               "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, but excluding, in the case of each Lender and the Agent, taxes imposed on its net income (including, without limitation, branch profits taxes and franchise taxes imposed on it) by the United States of America or any Governmental Authority of any jurisdiction where such Lender or Agent is organized or maintains a lending office.

               "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Required Lenders pursuant to
Section 9.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

               "Termination Event" shall mean (i) a Reportable Event with respect to any Plan; (ii) the withdrawal of ATI or any ERISA Affiliate from a Benefit Plan during a plan year in which ATI or such ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of 20% of Benefit Plan participants who are employees of ATI and its ERISA Affiliates;
(iii) the imposition of an obligation on ATI or any ERISA Affiliate under
Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the termination of, or the institution under ERISA of proceedings to terminate, a Benefit Plan (including the giving of written notice thereof); (v) any event or condition which constitutes grounds under
Section 4042 of ERISA (excluding Section 4042(a)(4)) for the termination of, or the appointment of a trustee to administer, any Benefit Plan (including the giving of written notice thereof); (vi) the partial or complete withdrawal of ATI or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization; (vii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan; (viii) ATI or any ERISA Affiliate has incurred or is likely to incur a liability in connection with any nonexempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; (ix) the failure to make a required contribution to a Benefit Plan if such failure is sufficient to give rise to a lien under Section 302 (f) of ERISA; or (x) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon ATI or any ERISA Affiliate.

               "Total Facility" has the meaning specified in Section 1.1.

               "Total Facility Amount" has the meaning specified in Section
1.1.

               "Transfer" has the meaning specified in Section 11.2(e).

               "Transferee" has the meaning specified in Section 11.2(e).

               "Twelve-Month Period" a period of twelve full consecutive fiscal months of the Borrowers and their Subsidiaries, taken together as one accounting period.

               "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

               "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

               "Unrestricted Subsidiary" shall mean any Foreign Subsidiary (other than a Foreign Subsidiary which is a Borrower) and any other Subsidiary of any Borrower which has been designated as such by resolution duly adopted by the board of directors of such Borrower, which at the time of such designation does not own or hold any Securities of the Parent or any Borrower, provided (a) no Subsidiary of a Borrower shall be (or if already an Unrestricted Subsidiary shall immediately cease to be) an Unrestricted Subsidiary if, at any time, the Parent or any Borrower shall create, incur, issue, assume, guarantee or in any other manner whatsoever be or become liable with respect to any Claim against or any Contractual Obligation or Debt of, such Subsidiary which is not permitted under Article 7 and (b) the Parent or the Borrowers shall be deemed to have made an Investment in an Unrestricted Subsidiary at the time of designation of such Subsidiary as an "Unrestricted Subsidiary" in an amount equal to the sum of (i) any Debt owed by such Subsidiary to the Parent and any Borrower at such time, (ii) any outstanding Guarantees or Liens created by the Parent or any Borrower in favor of or for the benefit of such Subsidiary and
(iii) the total assets of such Subsidiary at such time as determined on a consolidated basis in accordance with GAAP. As of the Effective Date, the following Subsidiaries are Unrestricted Subsidiaries: AnnTaylor Travel, Inc., AnnTaylor Sourcing Far East Ltd., AnnTaylor of Puerto Rico, Inc., AnnTaylor Sourcing Italy, SRL and AnnTaylor Italy SRL.

               "Unused Letter of Credit Subfacility" means an amount equal to the Letter of Credit Subfacility minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

               "Unused Line Fee" has the meaning specified in Section 2.5.

               "Wholly Owned" means, with respect to any Person, a Subsidiary of such Person, all of the outstanding Capital Stock of which (other than director's qualifying shares and other similar de minimus issuances required by law) are at the time owned directly or indirectly by such Person.

               2. Accounting Terms. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

               3. Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

               (b) The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

               (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) The term "including" is not limiting and means "including without limitation."

                      (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                      (iv) The word "or" is not exclusive.

               (d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

               (e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

               (f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

               (g) For purposes of Section 9.1, a breach of a financial covenant contained in Sections 7.24 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

               (h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

               4. Accounting for Acquisitions.

               With respect to any Acquisition consummated on or after the Effective Date, the following shall apply:

               (a) For each of the twelve Twelve-Month Periods ending next following the date of any Acquisition, EBITDA shall include the results of operations of the Person or assets so acquired on a historical pro forma basis, and which amounts may include such adjustments as are permitted under Regulation S-X of the SEC and reasonably satisfactory to the Agent.

               (b) For each of the twelve Twelve-Month Periods ending next following the date of each Acquisition, Fixed Charges shall include the results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis; provided, however, Interest Expense shall be adjusted on a historical pro forma basis to (i) eliminate interest expense accrued during such period on any Debt repaid in connection with such Acquisition and (ii) include interest expense on any Debt (including Debt hereunder) incurred, acquired or assumed in connection with such Acquisition ("Incremental Debt") calculated (x) as if all such Incremental Debt had been incurred as of the first day of such Twelve-Month Period and (y) at the following interest rates: (I) for all periods subsequent to the date of the Acquisition and for Incremental Debt assumed or acquired in the Acquisition and in effect prior to the date of Acquisition, at the actual rates of interest applicable thereto, and (II) for all periods prior to the actual incurrence of such Incremental Debt, equal to the average daily rate of interest actually applicable to such Incremental Debt hereunder or under other financing documents applicable thereto, as the case may be.

                                   EXHIBIT A

                         FORM OF COMPLIANCE CERTIFICATE

         This Certificate is delivered to you pursuant to Section 5.2(d) of the Second Amended and Restated Credit Agreement dated as of November 14, 2003 (as amended, supplemented or modified from time to time, (the "Credit Agreement"), among AnnTaylor, Inc. ("ATI"), ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc. (collectively, the "Borrowers"), Bank of America, N.A. ("Bank of America"), as Administrative Agent for the Lenders (in such capacity, (the "Agent"), JPMorgan Chase Bank and Wachovia Bank, National Association, as Syndication Agents, Fleet Retail Group and The CIT Group/Business Credit, Inc., as Documentation Agents. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         1. I am the duly elected, qualified and acting [Senior Vice President
- Chief Financial Officer] [Vice President - Controller] of ATI.

         2. I have reviewed and am familiar with the contents of this Certificate. I am providing this Certificate solely in my capacity as an officer of ATI. The matters set forth herein are true to the best of my knowledge after due inquiry, but I express no personal opinion as to any conclusions of law or other legal matters.

         3. I have reviewed the terms of the Credit Agreement and the principal Loan Documents. Such review did not disclose the existence of, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or an Event of Default [, except as set forth below]. All of the representations and warranties of each Borrower contained in the Credit Agreement and the other principal Loan Documents are correct and complete in all material respects as at the date of this certificate as if made as of the date hereof, except for those that speak as of a particular date. Each Borrower and each Credit Party is, as of _____________, ___, 200__ [most recent quarter-end] (the "Determination Date") in compliance in all material respects with all of its respective covenants and agreements in the Credit Agreement and the other principal Loan Documents. No Illiquidity Period has arisen or been in effect since the last Compliance Certificate delivered to the Agent [, except as set forth below].

         4. Liquidity as of the Determination Date is as set forth below:

            (a) Cash held in Approved Deposit Accounts      $___________
            (b) Cash Equivalents reflected on most
                recently prepared balance sheet             $___________
            (c) 4(a) plus 4(b)                              $___________
            (d) 4(c) minus $50,000,000*                     $___________
            (e) Availability**                              $___________
                                                            ____________
                           Liquidity                        $___________

         *    But not less than zero
         **   (or Adjusted Availability, if applicable)

         5. If the Determination Date is the end of a fiscal quarter of ATI, attached hereto as Attachment 1 are the computations showing compliance with the covenants specified therein as of the Determination Date.

         6. If any portion of an Illiquidity Period shall have been in effect during the month ending on the Determination Date, attached hereto as Attachment 2 is the computation showing compliance with Section 7.24 as of the Determination Date.

         IN WITNESS WHEREOF, I execute this Certificate this ___ day of ___________, 20__.


                                        ANNTAYLOR, INC.


                                        By:      _____________________________
                                        Name:    _____________________________
                                        Title:   _____________________________

                                                                   Attachment 1
                                                                   to Exhibit A


The information described herein is as of ___________, ____, and pertains to the period from _______________, ____ to ________________ __, ____.

       I.    Negative Covenants

             A.    Indebtedness (Section 7.9)

                   Section                                     Amount

                   7.9(m)                                      $__________

             B.    Sales (Section 7.10(a))

                   Section                                     Amount

                   7.10(a)(ii)                                 $__________
                   7.10(a)(vii)                                $__________
                   7.10(a)(ix)                                 $__________

             C.    Investments (Section 7.11)

                   Section                                     Amount

                   7.11(e)                                     $__________
                   7.11(f)                                     $__________
                   7.11(g)                                     $__________
                   7.11(p)                                     $__________

             D.    Restricted Payments (Section 7.13)

                   Section                                     Amount

                   7.13(a)                                     $__________
                   7.13(c)                                     $__________

                                                                   Attachment 2
                                                                   to Exhibit A

The information described herein is as of ___________, ____, and pertains to the period from _______________, ____ to ________________ __, ____.


I.       Fixed Charge Coverage Ratio

A.       Fixed Charge Coverage Ratio (Section 7.24)

         1. Calculation of EBITDA:

            a.   Adjusted Net Earnings From Operations

                 (i)     consolidated net income after provision
                         for income taxes for such fiscal period    $__________

                 Less, to the extent included in net income

                 (ii)    gain or loss arising from the sale
                         of any capital assets                      $__________

                 (iii)   gain arising from any write-up
                         in the book value of any asset             $__________

                 (iv)    earnings of any Person (other
                         than a Subsidiary) in which
                         any Borrower has an ownership interest
                         unless (and only to the extent) such
                         earnings or loss shall actually have
                         been received by such Borrower
                         in the form of cash distributions          $__________

                 (v)     earnings or loss of any Person to
                         which assets of any Borrower shall
                         have been sold, transferred or
                         disposed of, or into which any Borrower
                         shall have been merged, or which has
                         been a party with any Borrower
                         to any consolidation or other form
                         of reorganization, prior to
                         the date of such transaction               $__________

                 (vi)    gain or  loss arising from the
                         acquisition of debt or equity
                         securities of the Parent and the
                         Borrowers or from cancellation
                         or forgiveness of Debt                     $__________

                 (vii)   gain or loss arising from extraordinary
                         items, as determined in accordance
                         with GAAP, or from any other
                         non-recurring transaction, to the
                         extent included in net income              $__________

                 (viii)  Adjusted Net Earning from
                         Operations                                 $__________


                 plus (to the extent
                 deducted in the calculation thereof)               $__________

            b.   amortization                                       $__________
            c.   depreciation                                       $__________
            d.   Interest Expense                                   $__________
            e.   income tax expense                                 $__________

                 EBITDA                                             $
                                                                     ==========

         2. Capital Expenditures (financed)                         $__________

         3. A.1 less A.2 $

         4. Fixed Charges

            a. Interest Expense                                     $__________
            b. Scheduled principal payments of Debt                 $__________
            c. Restricted Payments                                  $__________
            d  Income taxes (non-deferred)                          $__________

            FIXED CHARGES                                           $
                                                                     ==========

         5. Ratio of line 3 to line 4                                   _____:1

            Minimum Required Ratio:                                 1.10:1*

*  1.00 to 1.00 if calculated for any month prior to February 1, 2004

                                   EXHIBIT B

                       FORM OF BORROWING BASE CERTIFICATE



         This Certificate is delivered to you pursuant to Section 5.2(k) of the Second Amended and Restated Credit Agreement dated as of November 14, 2003 (as amended, supplemented or modified from time to time, (the "Credit Agreement"), among AnnTaylor, Inc. ("ATI"), ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc (collectively, the "Borrowers"), Bank of America, N.A. ("Bank of America"), as Administrative Agent for the Lenders (in such capacity, (the "Agent") , JPMorgan Chase Bank and Wachovia Bank, National Association, as Syndication Agents, Fleet Retail Group and The CIT Group/Business Credit, Inc., as Documentation Agents. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         The undersigned, _________________, a ___________________ (a
Responsible Officer of ATI) does hereby certify that, as of the date hereof, the Borrowing Base, as set forth on Schedule A hereto, is $___________________ and no Default or Event of Default has occurred and is continuing.

         Each Borrower hereby certifies, and represents and warrants, that this Borrowing Base Certificate and the attached Schedule A are true, correct and complete in all material respects and that the amounts set forth in such Schedule are in compliance in all material respects with the provisions of the Credit Agreement. Each Borrower acknowledges that the Agent and Lenders are relying upon the information contained herein and therein in making the Loans.

         IN WITNESS WHEREOF, the undersigned has caused this Borrowing Base Certificate to be executed and delivered as of this ____ day of _____________, 20__.


                                              ANNTAYLOR, INC.


                                              By: ____________________________
                                              Name:___________________________
                                              Title:__________________________

                                                                     Schedule A
                                                                   To Exhibit B


                                ANNTAYLOR, INC.

                           BORROWING BASE CALCULATION
                         as of _____________ ____, ____

                                                                 TOTALS

A.   Eligible Accounts:                                          $___________
     (See Annex A attached hereto for a
     detailed calculation of such amount)

     1.  multiplied by advance rate of 85%                       $___________

B.   Eligible Inventory Amount:
     (See Annex B attached hereto for a detailed calculation of such amount)

     1.  Applicable Value of all Eligible Inventory              $___________

     2.  B.1. multiplied by advance rate of 80%                  $___________

     3.  Appraised Value of Eligible Inventory                   $___________

     4.  B.3. multiplied by advance rate of 85%                  $___________

     5.  Lesser of B.2. and B.4.                                 $___________

C.   In-Transit Inventory Amount:
     (See Annex C attached hereto for a detailed calculation of such amount)

     1.  Applicable Value of all In-Transit Inventory            $___________

     2.  C.1. multiplied by advance rate of 60%                  $___________

     3.  Appraised Value of In-Transit Inventory                 $___________

     4.  C.3. multiplied by advance rate of 75%                  $___________

     5.  Lesser of C.2. and C.4.                                 $___________

D.   Eligible Fixed Asset Amount:

     1.  Appraised Value of Eligible Fixed Assets                $___________

     2.  D.1. multiplied by advance rate of 50%                  $___________

     3.  Lesser of D.2. and $15,000,000                          $___________



TOTAL BORROWING BASE BEFORE RESERVES:                                $
                                                                     ==========

                                   EXHIBIT C

                              FINANCIAL STATEMENTS

                                   EXHIBIT D

                              NOTICE OF BORROWING


Date:  ______________, 200_


To: Bank of America, N.A. as Agent for the Lenders who are parties to the Second Amended and Restated Credit Agreement dated as of ___________, 2003 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") by and among AnnTaylor, Inc., ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the Lenders party thereto and Bank of America, N.A., as Agent, JPMorgan Chase Bank and Wachovia Bank, National Association, as Syndication Agents, Fleet Retail Group and The CIT Group/Business Credit, Inc., as Documentation Agents.

Ladies and Gentlemen:

         The undersigned, ________________________ (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

         1.    The Business Day of the proposed Borrowing is _______________,
               200__.

         2. The aggregate amount of the proposed Borrowing is $_______________.

         3. The Borrowing is to be comprised of $_______________ of Base Rate and $_______________ of LIBOR Loans.

         4. The duration of the Interest Period for the LIBOR Loans, if any, included in the Borrowing shall be _____ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of the Credit Extension requested hereunder and are deemed made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by any Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

         (b) No event has occurred and is continuing, or would result from the Credit Extension requested hereby, which constitutes a Default or an Event of Default; and

         (c) No event has occurred and is continuing, or would result from such Credit Extension requested hereby, which has had or would have a Material Adverse Effect.

         (d) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus all Letter of Credit Outstandings, to exceed the Borrowing Base or the combined Commitments of the Lenders.

                                           __________________________________
                                           By:_______________________________
                                           Title: ___________________________

                                   EXHIBIT E

                       NOTICE OF CONTINUATION/CONVERSION


Date:  _______________, 200__

To: Bank of America, N.A. as Agent for the Lenders to the Second Amended and Restated Credit Agreement dated as of _______________, 2003 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among AnnTaylor, Inc., ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the Lenders party thereto and Bank of America, N.A., as Agent, JPMorgan Chase Bank and Wachovia Bank, National Association, as Syndication Agents, Fleet Retail Group and The CIT Group/Business Credit, Inc., as Documentation Agents.

Ladies and Gentlemen:

         The undersigned, _______________________ (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

         1.    The Continuation/Conversion Date is _______________, 200__.

         2. The aggregate amount of the Loans to be [converted] [continued] is $_______________.

         3. The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

         4. The duration of the Interest Period for the LIBOR Loans included in the [conversion] [continuation] shall be _____ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed
Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of the [continuation][conversion] requested hereunder and are deemed made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by any Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

         (b) No event has occurred and is continuing, or would result from the [continuation][conversion] requested hereby, which constitutes a Default or an Event of Default; and

         (c) No event has occurred and is continuing, or would result from such [continuation][conversion] requested hereby, which has had or would have a Material Adverse Effect.

         (d) The proposed [continuation][conversion] will not cause the aggregate principal amount of all outstanding Revolving Loans plus all Letter of Credit Outstandings, to exceed the Borrowing Base or the combined Commitments of the Lenders.


                                             _______________________________
                                             By: ___________________________
                                             Title:_________________________

                                   EXHIBIT F

                 [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT


         This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of ____________________, 200_ is made between ______________________________ (the "Assignor") and __________________________
(the "Assignee").

RECITALS

         WHEREAS, the Assignor is party to that certain Second Amended and Restated Credit Agreement dated as of _____________, 2003 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among AnnTaylor, Inc., ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the Lenders party thereto and Bank of America, N. A., as agent for the Lenders (the "Agent"), JPMorgan Chase Bank and Wachovia Bank, National Association, as Syndication Agents, Fleet Retail Group and The CIT Group/Business Credit, Inc., as Documentation Agents. Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

         WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "Committed Loans") to the Borrowers in an aggregate amount not to exceed $__________ (the "Commitment");

         WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $__________ to the Borrowers;

         WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders' liabilities under Letters of Credit in an aggregate principal amount of $____________ (the "L/C Obligations")] [no Letters of Credit are outstanding under the Credit Agreement]; and

         WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. Assignment and Acceptance.

                  (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage Share") of (A) the Commitment, the Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

                  (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections __ and __ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

                  (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

                  (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

         2. Payments.

                  (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

                  (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

         3. Reallocation of Payments.

                  Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

         4. Independent Credit Decision.

                  The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrowers, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5. Effective Date; Notices.

                  (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 200_ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                           (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                           [(ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

                           (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                           [(iv) the Assignee shall have complied with Section
         11.2 of the Credit Agreement (if applicable);]

                           (v) the processing fee referred to in Section 2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent; and

                  (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrowers and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

         6. [Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

                  (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

         7. Withholding Tax.

                  The Assignee (a) represents and warrants to the Lender, the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by any Borrower and/or the Agent [and/or any Lender], as applicable with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrowers prior to the time that the Agent or Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         8. Representations and Warranties.

                  (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of any Borrower, or the performance or observance by any Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; [and (iv) it is an Eligible Assignee.]

         9. Further Assurances.

                  The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrowers or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         10. Miscellaneous.

                  (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

                  (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF _______________. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in [_______________] over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such [_______________] State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [ASSIGNOR]


                                             By: _____________________________
                                             Title: __________________________
                                             Address: ________________________


                                             [ASSIGNEE]


                                             By: _____________________________
                                             Title: __________________________
                                             Address:_________________________

                                   SCHEDULE 1
                                       to
                           ASSIGNMENT AND ACCEPTANCE


                      NOTICE OF ASSIGNMENT AND ACCEPTANCE


_______________, 200_


Bank of America, N.A.
________________________
________________________
________________________
Attention: Business Credit-Account Executive


AnnTaylor, Inc.
_____________________
_____________________
_____________________

Re:  AnnTaylor, Inc.

Ladies and Gentlemen:

         We refer to the Second Amended and Restated Credit Agreement dated as of _________, 2003 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among AnnTaylor, Inc., ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the Lenders party thereto and Bank of America, N. A., as agent for the Lenders (the "Agent"), JPMorgan Chase Bank and Wachovia Bank, National Association, as Syndication Agents, Fleet Retail Group and The CIT Group/Business Credit, Inc., as Documentation Agents. Terms defined in the Credit Agreement are used herein as therein defined.

         1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
"Assignee") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor's participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). We understand and agree that the Assignor's Commitment, as of _______________, 200__, is $___________, the aggregate amount of its outstanding Loans is $_____________, and its participation in L/C Obligations is $_____________.

         2. The Assignee agrees that, upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

         3. The following administrative details apply to the Assignee:

            (A)      Notice Address:

                     Assignee name:_____________________
                     Address: __________________________
                              __________________________
                              __________________________
                     Attention: ________________________
                     Telephone:  (___)__________________
                     Telecopier:  (___)_________________
                     Telex (Answerback):________________

            (B)      Payment Instructions:

                     Account No.:______________________
                              At:______________________
                                 ______________________
                                 ______________________
                     Reference:  ______________________
                     Attention:  ______________________

         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                           Very truly yours,

                                           [NAME OF ASSIGNOR]


                                           By:_____________________________
                                           Title:__________________________


                                           [NAME OF ASSIGNEE]


                                           By: ___________________________
                                           Title: ________________________


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

Bank of America, N. A.
as Agent

By: ___________________________
Title:_________________________

                                  SCHEDULE 1.1

                                  COMMITMENTS


                                      Revolving Loan           Pro Rata Share
Lender                                  Commitment              (3 decimals)

Bank of America, N.A.                  $___,000,000               $___.000%



                                       ---------------           -------------
                                       $175,000,000              100%

                                  SCHEDULE 1.2

                           EXISTING LETTERS OF CREDIT